UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

Natural Grocers by Vitamin Cottage, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NATURAL GROCERS BY VITAMIN COTTAGE, INC.

12612 West Alameda Parkway

Lakewood, Colorado 80228

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on March 6, 2024

To the Stockholders of Natural Grocers by Vitamin Cottage, Inc.

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Natural Grocers by Vitamin Cottage, Inc., a Delaware corporation (the “Company”). The Annual Meeting will be held on Wednesday, March 6, 2024, at 1:00 p.m. Mountain Time. In order to enhance investor access to the meeting, the Annual Meeting will be held virtually and a live audio webcast will be available via the Internet at www.virtualshareholdermeeting.com/NGVC2024. The Annual Meeting will be held for the following purposes:

1.  To elect the three Class III director nominees named in the Proxy Statement accompanying this Notice to serve on our Board of Directors (our “Board”) for three-year terms ending at the 2027 Annual Meeting of Stockholders.

2.  To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for our fiscal year ending September 30, 2024.

3. To approve, on an advisory basis, the compensation paid to our named executive officers.

4. To hold an advisory vote on the frequency of future stockholder advisory votes regarding the compensation paid to our named executive officers.

5. To approve amendments to the Natural Grocers by Vitamin Cottage, Inc. 2012 Omnibus Incentive Plan (the “2012 Plan” or the “Omnibus Plan”) to: (i) increase the aggregate number of shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), reserved for issuance thereunder by 600,000 shares, and (ii) extend the term of the 2012 Plan by seven years to July 19, 2034.

6. To transact such other business as may properly come before the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for the Annual Meeting is January 16, 2024. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof. We are furnishing our proxy materials to all of our stockholders over the Internet, consistent with the Securities and Exchange Commission rule permitting us to do so, rather than in paper form in order to reduce our environmental impact and lower the costs of printing and distributing our proxy materials. We have mailed our Notice Regarding the Availability of Proxy Materials on or about January 25, 2024. You may access our Proxy Statement and Annual Report to Stockholders for the fiscal year ended September 30, 2023 at www.proxyvote.com by following the instructions found on the Notice Regarding the Availability of Proxy Materials mailed to you. Our Annual Report to Stockholders contains financial and other information about us, including our Annual Report on Form 10-K for the fiscal year ended September 30, 2023.

By Order of the Board

/s/ Heather Isely
Heather Isely Corporate Secretary

Lakewood, Colorado

January 25, 2024

You are cordially invited to virtually attend the Annual Meeting via the Internet. Whether or not you expect to virtually attend the Annual Meeting via the Internet, please vote over the telephone or the Internet, as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. You may request paper copies of this Proxy Statement and the related proxy materials at no cost to you up to 14 days prior to the Annual Meeting by contacting our Corporate Secretary, Heather Isely, at 12612 West Alameda Parkway, Lakewood, Colorado 80228, and we will furnish the proxy materials to you within three business days. Even if you have voted by proxy, you may still vote in person if you virtually attend the Annual Meeting via the Internet.

NATURAL GROCERS BY VITAMIN COTTAGE, INC.

12612 West Alameda Parkway

Lakewood, Colorado 80228

PROXY STATEMENT

For the Annual Meeting of Stockholders

To Be Held on March 6, 2024

i

NATURAL GROCERS BY VITAMIN COTTAGE, INC.

12612 West Alameda Parkway

Lakewood, Colorado 80228

PROXY STATEMENT

For the Annual Meeting of Stockholders

To Be Held on March 6, 2024

Except where the context otherwise requires or where otherwise indicated, all references herein to “we,” “us,” “our,” “Natural Grocers” and the “Company” refer collectively to Natural Grocers by Vitamin Cottage, Inc., a Delaware corporation, and its consolidated subsidiaries.

Why did I receive a notice regarding the availability of proxy materials on the Internet?

Under rules adopted by the United States Securities and Exchange Commission (the “SEC”), we are furnishing proxy materials to many of our stockholders on the Internet, rather than mailing printed copies of those materials to each stockholder. We sent a Notice Regarding the Availability of Proxy Materials (the “Notice”) on January 25, 2024 to our stockholders of record as of the close of business on January 16, 2024 (the “Record Date”) in connection with the solicitation of proxies by Natural Grocers by Vitamin Cottage, Inc., for use at the Company’s 2024 Annual Meeting of Stockholders or at any adjournments or postponements thereof (the “Annual Meeting”). All stockholders can access our proxy materials on the Internet or to request a printed set of the proxy materials. You will not receive a printed copy of the proxy materials unless you request one. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on March 6, 2024, at 1:00 p.m. Mountain Time. In order to enhance investor access to the meeting, the Annual Meeting will be held virtually and a live audio webcast will be available via the Internet at www.virtualshareholdermeeting.com/NGVC2024. To participate in the Annual Meeting, you will be required to login with the 16-digit control number included in our proxy materials. If you are unable to locate your 16-digit control number, you will be able to join the login as a guest. If you login as a guest, you will not be able to vote your shares during the Annual Meeting. If you have technical difficulties during the meeting, please call 800-586-1548 for assistance.

What are the purposes of the Annual Meeting?

The purposes of the Annual Meeting are to:

•	elect the three Class III director nominees named herein to serve on our Board of Directors (our “Board”) for three-year terms ending at the 2027 Annual Meeting of Stockholders;

•	ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for our fiscal year ending September 30, 2024;

•	approve, on an advisory basis, the compensation paid to our named executive officers;

•	hold an advisory vote on the frequency of future stockholder advisory votes regarding the compensation paid to our named executive officers;

•

approve amendments to the 2012 Plan to: (i) increase the aggregate number of shares of the Company’s Common Stock reserved for issuance thereunder by 600,000 shares and (ii) extend the term of the 2012 Plan by seven years to July 19, 2034; and

•	conduct any other business properly brought before the Annual Meeting.

Who may vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 22,752,413 shares of Common Stock were issued and outstanding. Stockholders are entitled to one vote for each share of Common Stock held as of the Record Date on any proposal presented at the Annual Meeting.

How do I vote and ask questions?

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered a stockholder of record with respect to those shares, and the Notice has been sent directly to you. Please carefully consider the information contained in this Proxy Statement. Whether or not you plan to virtually attend the Annual Meeting via the Internet, we urge you to follow the instructions provided to you regarding how to vote so that we can be assured of having a quorum present at the Annual Meeting and so that your shares may be voted in accordance with your wishes even if you later decide not to virtually attend the Annual Meeting via the Internet. You may vote via the Internet at www.proxyvote.com by using the procedures and instructions described in the Notice. You may also vote by telephone by calling 1-800-690-6903. Both Internet and telephone voting provide easy-to-follow instructions and have procedures designed to authenticate your identity and permit you to confirm that your voting instructions are accurately reflected. You may vote by mail by completing and mailing in a paper proxy card, which you must request by following the instructions contained in the Notice. If you virtually attend the Annual Meeting via the Internet, you may vote in person even if you have previously voted by phone or via the Internet or returned a proxy card by mail, and your in-person vote will supersede any vote previously cast.

Street Name Holders. If, like many stockholders of the Company, you hold your shares in “street name” through a broker, bank or other nominee rather than directly in your own name, you are considered the beneficial owner of those shares, and the Notice is being forwarded to you by your broker, bank or other nominee. Please carefully consider the information contained in this Proxy Statement and, whether or not you plan to virtually attend the Annual Meeting via the Internet, vote by one of the methods permitted by your bank or broker so that we can be assured of having a quorum present at the Annual Meeting and so that your shares may be voted in accordance with your wishes even if you later decide not to virtually attend the Annual Meeting via the Internet. Street name holders must follow voting instructions from their banks or brokers and may be able to vote by Internet or telephone if their banks or brokers make those methods available. If you are a street name holder and you wish to cast a vote during the Annual Meeting, you must contact your bank or broker to vote or obtain your 16-digit control number to vote your shares during the Annual Meeting.

To ask questions of management at the Annual Meeting, you will be required to submit your questions in advance of the Annual Meeting by 1:00 p.m. Mountain Time on March 5, 2024 by visiting www.proxyvote.com. Management will respond to relevant questions received prior to this deadline, subject to time restrictions during the Annual Meeting. To participate in the live audio webcast of the Annual Meeting visit www.virtualshareholdermeeting.com/NGVC2024. If you are unable to locate your 16-digit control number, you will not be able to submit questions in advance of the Annual Meeting.

How can I revoke a previously submitted proxy?

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by: (i) filing with the Corporate Secretary of the Company, before the taking of the vote at the Annual Meeting, a written notice of revocation that is dated later than the proxy; (ii) properly casting a new vote via the Internet or by telephone at any time before the closure of the Internet or telephone voting facilities; (iii) completing a later-dated proxy and delivering it to the Corporate Secretary of the Company before the taking of the vote during the Annual Meeting; or (iv) virtually attending the Annual Meeting via the Internet and voting in person (although virtual attendance at the Annual Meeting via the Internet will not in and of itself constitute a revocation of a proxy). If you are a street name holder, you must contact your brokerage firm or bank to change your vote or obtain your 16-digit control number if you wish to cast your vote during the Annual Meeting. Any written notice of revocation or subsequent proxy should be delivered to Natural Grocers by Vitamin Cottage, Inc., 12612 West Alameda Parkway, Lakewood, Colorado 80228, Attention: Heather Isely, Corporate Secretary, before the taking of the vote during the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors, executive officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, executive officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

How many shares must be present at the Annual Meeting?

The representation in person or by proxy of the holders of at least a majority of the voting power of the outstanding shares of Common Stock entitled to vote on the business properly brought before the Annual Meeting is necessary to constitute a quorum for the transaction of business. Abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. A broker “non-vote” occurs when the entity holding shares in street name has not received voting instructions from the beneficial owner and either chooses not to vote those shares on a routine matter at the stockholders meeting or is not permitted to vote those shares on a non-routine matter.

How many votes are required to approve each proposal?

For Proposal 1, the election of Class III directors, directors are elected by a plurality of the votes cast, either in person or represented by proxy. Therefore, the three Class III director nominees who receive the greatest number of affirmative votes will be elected as directors. Cumulative voting by stockholders is not permitted in the election of directors.

For Proposal 2, the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024 (“fiscal 2024”), the affirmative vote of a majority of the shares present, in person or represented by proxy, and voting on such matter is required for approval. While we are seeking stockholder approval as a matter of good corporate governance, we are not required to do so. If the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2024 is not ratified by the stockholders, our audit committee will consider the adverse vote as direction to consider appointing another independent registered public accounting firm for the next fiscal year. However, because of the difficulty in making any change in our independent registered public accounting firm so long after the beginning of the current fiscal year, the appointment for fiscal 2024 will stand unless the audit committee finds other good reason for making a change.

For Proposal 3, the advisory vote to approve the compensation paid to our named executive officers, the affirmative vote of a majority of the shares present, in person or represented by proxy, and voting on such matter is required for approval. While this vote is required by law, it is advisory in nature and will not be binding on the Company or our Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, our Board. However, it will provide information to the Board and our compensation committee regarding investor sentiment about our executive compensation philosophy, policies and practices. Our compensation committee will take into account the outcome of this advisory vote when considering future compensation arrangements for our named executive officers.

For Proposal 4, the advisory vote on the frequency of future stockholder advisory votes regarding the compensation paid to our named executive officers, the frequency of the advisory vote (every one year, every two years or every three years) that receives the greatest number of votes will be considered the advice of our stockholders. While this vote is required by law, it is advisory in nature and will not be binding on the Company or our Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, our Board. However, the Board and our compensation committee will take into account the outcome of this vote in making a determination on the frequency at which future stockholder advisory votes regarding the compensation of our named executive officers will be included in our proxy statements for future Annual Meetings of Stockholders.

For Proposal 5, the vote to approve amendments to the 2012 Plan, the affirmative vote of a majority of the shares present, in person or represented by proxy, and voting on such matter is required for approval.

The vote on each matter submitted to stockholders will be tabulated separately by Broadridge Financial Solutions.

How will executed proxies or shares held in street name be voted?

All properly executed proxies submitted in time to be counted at the Annual Meeting will be voted at the Annual Meeting. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications.

If you hold your shares in street name, you will receive instructions from your bank, broker or other nominee describing how to vote your shares. If you do not instruct your bank, broker or other nominee how to vote your shares, it may vote your shares as it decides as to each matter for which it has discretionary authority under the rules of the New York Stock Exchange (“NYSE”).

There are also non-discretionary matters for which banks, brokers and other nominees do not have discretionary authority to vote unless they receive timely instructions from you. When a bank, broker or other nominee does not have discretion to vote on a particular matter, you have not given timely instructions on how the bank, broker or other nominee should vote your shares, and the bank, broker or other nominee indicates it does not have authority to vote such shares on its proxy, a “broker non-vote” results. Although any broker non-vote would be counted as present at the Annual Meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-discretionary matters.

Abstentions occur when stockholders are present at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which stockholders are voting. Abstentions will be counted as present at the Annual Meeting for purposes of determining the presence of a quorum. Abstentions will have no effect on the outcome of the votes on any of the proposals.

If your shares are held in street name and you do not give voting instructions, the record holder, pursuant to Rule 452 of the NYSE, will not be permitted to vote your shares with respect to Proposal 1 (the election of directors), Proposal 3 (the advisory vote to approve the compensation paid to our named executive officers), Proposal 4 (the advisory vote on the frequency of future stockholder advisory votes regarding the compensation paid to our named executive officers) or Proposal 5 (the vote to approve amendments to the 2012 Plan) and your shares will be considered “broker non-votes” with respect to such proposal. If your shares are held in street name and you do not give voting instructions, the record holder will nevertheless be entitled to vote your shares with respect to Proposal 2 (the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2024) in the discretion of the record holder. Broker non-votes will have no effect on the outcome of any of the other proposals.

Is there other business to come before the Annual Meeting?

Aside from Proposals 1 through 5 described under “What are the purposes of the Annual Meeting?” above, the Board knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

How does the Board recommend that I vote?

The Board unanimously recommends that you vote FOR the election of the three Class III director nominees; FOR ratification of the appointment of KPMG LLP; FOR the approval, on an advisory basis, of the compensation paid to our named executive officers; to hold an advisory vote on the frequency of future stockholder advisory votes regarding the compensation paid to our named executive officers EVERY THREE YEARS; and FOR the approval of proposed amendments to the 2012 Plan.

When are stockholder proposals due for next year’s Annual Meeting?

Pursuant to the various rules promulgated by the SEC, to be considered for inclusion in next year’s proxy materials, you must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and your proposal must be submitted in writing by September 27, 2024 to our Corporate Secretary at 12612 West Alameda Parkway, Lakewood, Colorado 80228. In addition to the requirements of the Exchange Act, if you wish to submit a nomination or proposal to be properly brought before the 2025 Annual Meeting of Stockholders that is not to be included in next year’s proxy materials, you must comply with the advance notice provisions of our bylaws by giving timely notice in proper written form to our Corporate Secretary not less than 90 days nor more than 120 days prior to the anniversary of the 2024 Annual Meeting. The anniversary of the 2024 Annual Meeting will be March 6, 2025. Thus, you must submit such nomination or proposal no later than December 6, 2024 and no earlier than November 6, 2024. In addition to satisfying the requirements under our bylaws with respect to advance notice of any director nomination, any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 of the Exchange Act must provide the required notice of intent to solicit proxies to the Corporate Secretary no later than 60 days prior to the anniversary of the 2024 Annual Meeting (no later than January 5, 2025 for the 2024 Annual Meeting of Stockholders).

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

PROPOSAL 1 - ELECTION OF CLASS III DIRECTORS

Our Board currently consists of eight members. Our amended and restated certificate of incorporation and bylaws divide our Board into three classes. One class is elected each year for a term of three years.

Our bylaws provide that our Board will consist of a number of directors to be fixed from time to time by a resolution of the Board but shall consist of no less than one director and no more than nine directors. Any increase or decrease in the number of directors must be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

The following table sets forth the class of which each member of the Board is a member, the year in which he or she first became a director, and whether or not he or she is considered “independent” under the rules of the NYSE. The sections of this Proxy Statement below entitled “Executive Officers and Directors” and “Corporate Governance” provide additional information about the Board and its committees and our corporate governance.

Class	Director’s Name and Year First Became a Director	Independent?
Class III (term expires 2024)	Heather Isely (2012)	No
	Kemper Isely (2012)	No
	Edward Cerkovnik (2013)	Yes
Class I (term expires 2025)	Elizabeth Isely (2012)	No
	Richard Hallé (2012)	Yes
Class II (term expires 2026)	Zephyr Isely (2012)	No
	David Rooney (2020)	Yes
	Sandra Buffa (2023)	Yes

Election of Three Class III Directors

The terms of our three Class III directors will expire at the Annual Meeting. Accordingly, Ms. Heather Isely and Messrs. Kemper Isely and Edward Cerkovnik are standing for re-election to the Board as Class III directors.

The Board has nominated Ms. Isely and Mr. Isely and recommended that each of them be re-elected to the Board as Class III directors, to hold such position until the 2027 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal. Ms. Isley is an Executive Vice President and Corporate Secretary of the Company and Mr. Isely is a Co-President of the Company and, thus, neither of them is independent under the rules of the NYSE.

In addition, the Board has nominated Mr. Cerkovnik and recommended that he be re-elected to the Board as a Class III director, to hold such position until the 2027 Annual Meeting of Stockholders and until his successor has been duly elected and qualified or until his earlier death, resignation or removal. The Board has determined that Mr. Cerkovnik is independent within the meaning of the director independence standards of the NYSE. In making this determination, the Board solicited and considered information from Mr. Cerkovnik regarding whether he, or any member of his immediate family, had a direct or indirect material interest in any transactions involving the Company, was involved in a commercial or investment relationship with the Company or received personal benefits from or on behalf of the Company outside the scope of such person’s normal compensation.

Conclusion

The Board knows of no reason why Ms. Isely and Messrs. Isely and Cerkovnik would be unable or unwilling to serve. However, if any of them should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board may recommend in the place of such nominee.

This proposal for the election of directors relates solely to the election of three Class III directors and does not include any other matters relating to the election of directors, including, without limitation, the election of directors nominated by any stockholder of the Company.

Required Vote

For Proposal 1, the election of the three Class III directors, directors are elected by a plurality of the votes cast, either in person or represented by proxy. Therefore, the three Class III director nominees who receive the greatest number of affirmative votes will be elected as directors.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RE-ELECTION OF THE FOREGOING NOMINEES TO SERVE AS MEMBERS OF THE DESIGNATED CLASS OF THE BOARD.

Unless a proxy is marked to give a different direction, the persons named in the proxy will vote “FOR” Ms. Heather Isely and Messrs. Kemper Isely and Edward Cerkovnik to serve as Class III directors.

PROPOSAL 2 - RATIFICATION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

Our stockholders are being asked to ratify our audit committee’s appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2024. KPMG LLP has served as the Company’s independent registered public accounting firm since 2012, and as the independent registered public accounting firm of Vitamin Cottage Natural Food Markets, Inc., a wholly owned subsidiary of the Company (the “Operating Company”), since 2010. The Company has engaged KPMG LLP to perform the audit of our financial statements and the audit of our internal control over financial reporting as of and for the year ending September 30, 2024.

The audit committee is solely responsible for selecting our independent auditors. The Board has ratified the audit committee’s appointment of KPMG as our independent registered public accounting firm and is now seeking the stockholders’ ratification of such appointment. Although stockholder ratification of the appointment of KPMG LLP is not required by law, the Board has determined that it is desirable to seek stockholder ratification as a matter of good corporate governance in view of the critical role played by an independent registered public accounting firm in evaluating the integrity of financial controls and reporting. If the stockholders do not ratify the appointment of KPMG LLP, the audit committee will consider whether to engage another independent registered public accounting firm. Even if the selection is ratified, the audit committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

A representative of KPMG LLP is expected to be virtually present at the Annual Meeting via the Internet and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions submitted in advance of the Annual Meeting.

Principal Accounting Fees and Services

To the knowledge of management, neither KPMG LLP nor any of its members has any direct or material indirect financial interest in the Company or any connection with the Company in any capacity other than as our independent registered public accounting firm.

The following table presents the fees for professional audit services rendered by KPMG LLP for: (i) the audit of the Company’s consolidated financial statements for the fiscal year ended September 30, 2022 (“fiscal 2022”) and the Company’s internal control over financial reporting as of September 30, 2022; (ii) the audit of the Company’s consolidated financial statements for the fiscal year ended September 30, 2023 (“fiscal 2023”) and the Company’s internal control over financial reporting as of September 30, 2023; and (iii) fees billed for all other services rendered by KPMG LLP during those fiscal years.

	2022	2023
Audit Fees(1)	$858,000	$909,000
All Other Fees	—	—
Total	$858,000	909,000

(1)

Audit Fees consist of fees billed for professional services rendered for the audits of our consolidated financial statements and our internal control over financial reporting, as well as services that generally only our independent registered public accounting firm can reasonably provide, including services rendered in connection with SEC filings.

The audit committee charter provides that the audit committee shall approve the fees and compensation to be paid to the independent registered public accounting firm, and shall approve in advance any non-audit services to be performed by the independent registered public accounting firm. The audit committee currently complies with this requirement on an engagement-by-engagement basis. All services and fees of KPMG LLP in fiscal 2022 and fiscal 2023 were approved by our audit committee. Our audit committee has adopted policies and procedures for the review and pre-approval by the audit committee of all audit services and permissible non-audit services (including the fees and terms thereof) to be performed by our independent registered public accounting firm, and the rotation of the lead audit partner and concurring audit partner and hiring employees or former employees of our independent registered public accounting firm. Our audit committee has approved, in accordance with such policies and procedures, the engagement of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2024.

Required Vote

For Proposal 2, the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2024, the affirmative vote of a majority of the shares present, in person or represented by proxy, and voting on such matter is required for approval.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2024.

Unless a proxy is marked to give a different direction, the persons named in the proxy will vote “FOR” the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2024.

PROPOSAL 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background

Our stockholders are entitled to cast an advisory vote at the Annual Meeting to approve the compensation of our named executive officers (sometimes referred to herein as “NEOs”), as disclosed in this Proxy Statement. We urge our stockholders to review the complete “EXECUTIVE COMPENSATION” section of this Proxy Statement, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables for more information regarding the compensation paid to our NEOs during fiscal 2023.

Summary

Our executive compensation and benefits program is designed to attract, retain, reward and create incentives for a highly talented and committed team of executive officers who share our vision and desire to work toward our goals. Our compensation philosophy is to provide our NEOs with a compensation package that attracts, motivates and retains executive talent and aligns the interests of management with those of our stockholders. Our approach to executive compensation is intended to reward our NEOs for making strong individual contributions to our success and creating long-term value. The compensation committee believes our executive compensation program is aligned with the best interests of the Company’s stockholders, that the compensation paid to our named executive officers in fiscal 2023 was appropriate and reasonable, and that our compensation program is sound and in the best interests of the Company and its stockholders.

Required Vote

Proposal 3, the advisory vote to approve the compensation paid to our named executive officers, requires the affirmative vote of a majority of shares present, in person or represented by proxy, and voting on such matter. While this vote is required by law, it is advisory in nature and will not be binding on the Company or our Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, our Board. However, it will provide information to the Board and our compensation committee regarding investor sentiment about our executive compensation philosophy, policies and practices. The compensation committee will take into account the outcome of this advisory vote when considering future compensation arrangements for our named executive officers.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2023, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4 – ADVISORY VOTE ON FREQUENCY OF

FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, we are also asking stockholders to indicate their preference as to whether future advisory votes on the compensation paid to our NEOs should occur every year, every two years or every three years.

After careful consideration of the frequency alternatives, the Board has determined that holding an advisory vote on executive compensation every three years is appropriate for the Company and its stockholders at this time. Our compensation committee reviews the Company’s executive compensation program regularly to ensure alignment with the goals of attracting, retaining, rewarding and creating incentives for a highly talented and committed team of executive officers and creating long-term value. Longer-term and forward-thinking plans and strategies often take more than a year or two to have a meaningful impact on the Company and translate into stockholder value. The Board believes an annual or biennial stockholder vote on the compensation paid to our named executive officers would run counter to the goal of encouraging long-term planning and could instead lead to planning that focuses too heavily on short-term achievements. In addition, the Board believes a vote every three years will provide sufficient time to evaluate the effectiveness of the Company’s larger, and more impactful, plans and strategies. Finally, the Board believes that the time and energy that would be spent by internal resources in preparing for this vote every year or two years is better spent managing and developing the Company and its business. The Board therefore recommends that stockholders vote for future advisory votes on executive compensation to occur every three years.

Stockholders may cast their vote on their preferred voting frequency by choosing one of the following options -- one year, two years, three years or abstain -- on the proxy card when they vote in response to the resolution set forth below:

RESOLVED, that the option of once every one year, two years or three years that receives the greatest number of votes cast on this resolution will be determined to be the preferred frequency with which the Company is to hold a stockholder vote to approve, on an advisory basis, the compensation paid to the Company's named executive officers at future Annual Meetings of Stockholders.

Required Vote

For Proposal 4, the advisory vote on the frequency of future stockholder advisory votes regarding the compensation paid to our NEOs, the frequency of the advisory vote (every one year, every two years or every three years) that receives the greatest number of votes will be considered the advice of our stockholders. While this vote is required by law, it is advisory in nature and will not be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, our Board. However, the Board and compensation committee will take into account the outcome of this vote in making a determination on the frequency at which future stockholder advisory votes regarding the compensation paid to our NEOs will be included in our proxy statements for future Annual Meetings.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT FUTURE ADVISORY VOTES REGARDING THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS BE HELD EVERY “THREE YEARS.”

PROPOSAL 5 – APPROVAL OF AMENDMENTS TO THE

NATURAL GROCERS BY VITAMIN COTTAGE, INC. 2012 OMNIBUS INCENTIVE PLAN

Background

The 2012 Plan allows us to grant long-term incentive awards in the form of stock options, stock appreciation rights, stock grants, restricted stock units, other stock-based awards and cash-based incentive awards. To date, only awards of restricted stock units and stock grants have been made under the 2012 Plan. We believe our success depends on our ability to recruit and retain a talented employee base. The purpose of the 2012 Plan is to promote our long-term success and the creation of stockholder value by offering key employees an opportunity to share in such long-term success by acquiring a proprietary interest in the Company. We believe the ability to grant awards under the 2012 Plan is a necessary and powerful recruiting and retention tool for us to obtain the quality personnel we need to move our business forward. The 2012 Plan is currently scheduled to terminate on July 19, 2027.

We are seeking stockholder approval of amendments to the 2012 Plan to: (i) increase the number of shares of Common Stock reserved for issuance thereunder by 600,000 shares and (ii) extend the term of the 2012 Plan by seven years, to July 19, 2034. On January 25, 2024, our Board of Directors unanimously adopted and approved these amendments to the 2012 Plan, subject to obtaining the approval of our stockholders at the Annual Meeting.

The following table sets forth certain information regarding the 2012 Plan as of January 25, 2024:

Number of shares issuable upon vesting of outstanding restricted stock units:	514,845
Number of shares available for future awards:	213,028
Proposed increase in shares reserved for issuance:	600,000

If this proposal is approved, the total number of shares of Common Stock available for issuance under the 2012 Plan, as of January 25, 2024, would increase from 213,028 shares (or 0.9 percent of the Company’s outstanding shares of Common Stock as of that date) to 813,028 shares (or 3.6 percent of the Company’s outstanding shares of Common Stock as of that date). For the avoidance of doubt, any grants made after January 25, 2024 will count against the 213,028 shares that remained available for future awards as of such date. Our Board has considered the potential dilution resulting from this proposed amendment to the 2012 Plan and believes such potential dilution levels represent a reasonable amount of potential equity dilution, which will allow us to continue granting equity awards to incentivize the Company’s employees.

We manage the 2012 Plan by limiting the number of shares subject to equity awards that the Company grants annually, commonly referred to as the burn rate. Burn rate shows how rapidly a company is depleting its shares reserved for issuance under its equity compensation plans. We define burn rate as the number of restricted stock units and shares granted under the 2012 Plan, divided by the weighted average number of shares of Common Stock outstanding at the end of the relevant fiscal year. The following table sets forth the burn rate under the 2012 Plan for the past three fiscal years:

	Restricted Stock Unit Grants	Stock Grants	Total Shares Granted	Weighted Average Shares Outstanding	Burn Rate
Fiscal 2021	223,460	2,200	225,660	22,591,186	1.00%
Fiscal 2022	43,342	2,200	45,542	22,666,773	0.20%
Fiscal 2023	193,067	2,000	195,067	22,725,088	0.86%
Average					0.69%

An additional metric we use to measure the cumulative impact of the 2012 Plan is overhang. We define overhang as the sum of the number of unvested restricted stock units plus the number of shares available to be granted under the 2012 Plan, divided by the sum of the total number of shares of Common Stock outstanding, plus the number of unvested restricted stock units, plus the number of shares available to be granted under the 2012 Plan. If this proposal is approved, our overhang would increase to approximately 5.5%.

The 600,000 shares to be added to the 2012 Plan, in combination with the shares that currently remain available for issuance plus shares added back to the 2012 Plan from forfeitures of awards previously granted, are expected to satisfy the Company’s equity compensation needs for the foreseeable future, although the number of shares ultimately granted will be subject to a number of factors including grant decisions, stock price and compensation program design.

Purpose of the Proposed Amendments

We believe the ability to grant competitive equity awards is a necessary and powerful recruiting and retention tool for us to hire and retain the quality personnel we need to move our business forward. We believe that without an increase in the shares available for issuance under the 2012 Plan and without an extension of the 2012 Plan’s term, our ability to attract and retain quality personnel would be adversely affected, which in turn could hamper our plans for growth and adversely affect our ability to operate our business. In addition, if we are unable to grant competitive equity awards, we may be required to offer additional cash-based incentives to replace equity as a means of competing for talent.

The amended 2012 Plan will be effective on the date stockholder approval is obtained. We intend to register the additional shares authorized for issuance under the amended 2012 Plan under the Securities Act of 1933, as amended (the “Securities Act”). If our stockholders do not approve the proposed amendment, the current version of the 2012 Plan will remain in effect. Our Board members and our NEOs have an interest in this proposal because they are eligible to receive awards under the 2012 Plan.

Description of the 2012 Plan

Administration. The Board or a committee appointed by the Board administers the 2012 Plan. The Board has delegated the administration of the 2012 Plan to the compensation committee. Subject to the provisions of the 2012 Plan, the compensation committee has full authority and sole discretion to take any actions it deems necessary or advisable to administer the 2012 Plan, including: (i) selecting the individuals who are to receive awards under the 2012 Plan; (ii) determining the type, number, vesting requirements and other features and conditions of such awards; (iii) accelerating the vesting or extending the post-termination exercise term of awards under the 2012 Plan; (iv) interpreting the 2012 Plan; and (v) making all other decisions relating to the operation of the 2012 Plan. The Board has authorized the compensation committee to approve awards under the 2012 Plan that qualify for an exemption under Rule 16b-3 under the Exchange Act or that qualify for an exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). We refer to the Board or the compensation committee, as applicable, as the "administrator" of the 2012 Plan.

Number of Authorized Shares and Award Limits. A total of 1,690,151 shares are currently reserved for issuance in connection with awards under the 2012 Plan. As of January 25, 2024, there were 213,028 shares available for issuance under the 2012 Plan. If the proposed amendments to the 2012 Plan are approved, there will be an additional 600,000 shares available for issuance. The shares issuable under the 2012 Plan may be authorized and unissued shares of Common Stock or shares of issued Common Stock that have been repurchased by us. Any unvested shares underlying an award that is forfeited, canceled, exchanged or surrendered, or is otherwise terminated without a distribution of shares to the participant, are again available for awards under the 2012 Plan. The number of shares available for awards under the 2012 plan is reduced by any shares used to pay any exercise price or tax withholding obligation with respect to any award. In any calendar year, no participant under the 2012 Plan may be granted awards in respect of more than 125,000 shares or cash-based awards for more than $2.0 million.

Eligibility. Eligibility to participate in the 2012 Plan is limited to employees, non-employee directors and consultants of the Company or any of its subsidiaries, as the administrator may determine and designate from time to time. As of January 25, 2024, there were approximately 225 employees and four non-employee directors eligible to participate. Under current Company practice, we do not grant equity awards to consultants.

Type of Awards. The following types of awards are available for grant under the 2012 Plan: incentive stock options, or ISOs, non-qualified stock options (“NSOs”), stock appreciation rights (“SARs”), stock grants, restricted stock units, other stock-based awards and cash-based incentive awards. To date, only awards of restricted stock units and stock grants have been made under the 2012 Plan.

Stock Options and SARs.

Grant of Options and SARs. The administrator may award ISOs and NSOs (collectively, “Options”) and SARs to participants. The exercise price per share of an Option or a SAR must be at least 100% of the fair market value per share of the Common Stock underlying the award on the grant date. The administrator determines the terms and conditions (including any performance requirements) under which an Option or SAR will become exercisable and will include such information in the award agreement.

Special Limitations on ISOs. In the case of a grant of an Option intended to qualify as an ISO to a participant who owns more than 10 percent of the total combined voting power of all classes of our outstanding stock, the exercise price of the Option must be not less than 110% of the fair market value of a share of the Common Stock on the grant date. Additionally, an Option will constitute an ISO only: (i) if the participant is an employee of the Company or a subsidiary of the Company on the date of grant; (ii) to the extent such Option is specifically designated as an ISO in the award agreement; and (iii) to the extent that the aggregate fair market value (determined at the time the option is granted) of the shares of Common Stock with respect to which all ISOs held by such participant become exercisable for the first time during any calendar year (under the 2012 Plan and all other plans of the participant's employer and its affiliates) does not exceed $100,000.

Exercise of Options and SARs. Each Option or SAR agreement will specify the date when all or any installment of such Option or SAR is to become exercisable. Unless the Option or SAR agreement provides otherwise, each Option or SAR will vest with respect to 20 percent of the shares subject to such Option or SAR upon completion of one year of service (measured from the vesting commencement date), the balance of such shares will vest and become exercisable in 48 equal installments upon completion of each month of service thereafter, and the term of such Option or SAR will be 10 years from the date of grant. An Option or SAR agreement may provide for accelerated vesting in the event of the participant’s death, disability or other events. An Option may be exercised by the delivery of written notice of exercise and payment in full of the exercise price in cash or by such other method as may be provided for in the applicable Option agreement. Upon exercise of a SAR, the participant will receive from the Company shares, cash or a combination of shares and cash (as the administrator may determine at the time of grant of the SAR) in an amount equal to the amount by which the fair market value of the shares subject to the SAR exceeds the exercise price thereof on the exercise date. The term of an Option or SAR may not exceed 10 years from the grant date.

Stock Grants and Restricted Stock Units. The administrator may award shares of Common Stock subject to such terms and conditions as the administrator may establish and as set forth in the applicable stock grant agreement. The administrator also may award restricted stock units representing the right to receive shares of Common Stock in the future. Stock grants and restricted stock units may or may not be subject to vesting. Unless the applicable stock grant agreement or restricted stock agreement provides otherwise, each stock grant or restricted stock unit shall vest with respect to 20 percent of the shares subject to such stock grant or restricted stock unit upon completion of each year of service on each of the first through fifth anniversaries of the vesting commencement date. Settlement of restricted stock units may be made in the form of cash, shares or a combination of cash and shares as the administrator may determine at the time of grant of such restricted stock units.

Other Stock-Based Awards. The administrator may also grant other stock-based awards, consisting of substitute awards, stock purchase rights, awards of shares or awards valued in whole or in part by reference to, or otherwise based on, shares. Subject to the provisions of the 2012 Plan, the administrator has sole and complete authority to determine the persons to whom and the time or times at which such other stock-based awards shall be made, the number of shares to be granted pursuant to such awards, and all other conditions of such awards. Any such other stock-based award shall be evidenced by an award agreement executed by the Company and the participant.

Cash-Based Incentive Awards. The 2012 Plan authorizes the administrator to award performance-based cash incentive compensation to executive officers of the Company who are determined from time to time by the administrator to be "covered employees" within the meaning of Section 162(m) of the Code.

Termination of Service. Unless a participant’s award agreement or employment agreement provides otherwise: (i) upon such participant’s termination of service for any reason, all unvested portions of any outstanding awards will be immediately forfeited without consideration and the vested portions of any outstanding restricted stock units will be settled upon termination; (ii) if such participant’s service is terminated for cause, then all unexercised Options and SARs, unvested portions of restricted stock units and unvested portions of stock grants will terminate and be forfeited immediately without consideration; (iii) if such participant’s service is terminated for any reason other than for cause, death or disability, then the vested portion of his or her then-outstanding Options and SARs may be exercised by such participant or his or her personal representative within three months after the date of such termination; and (iv) if such participant’s service is terminated due to death or disability, the vested portion of his or her then-outstanding Options and SARs may be exercised within 18 months after the date of termination of Service.

Protection Against Dilution. The number and class of shares available under the 2012 Plan and outstanding awards, as well as the award limits described above, may be equitably adjusted by the administrator in the event of a stock split, a declaration of a dividend payable in shares, a recapitalization or a similar occurrence.

Effect of Certain Transactions; Acceleration. In the event: (i) the Company merges or consolidates with another entity or (ii) all or substantially all the Company’s assets are sold or transferred (each, a “Corporate Transaction”), outstanding awards under the 2012 Plan will be subject to the applicable agreement of merger, reorganization or sale of assets. The administrator may determine, at the time of grant of an award or thereafter, that such award shall become fully vested as to all shares subject to such award in the event that a Corporate Transaction or a change in control occurs. Unless otherwise provided in the applicable award agreement, in the event that a Corporate Transaction occurs and any outstanding Options, SARs or restricted stock units are not assumed, substituted or replaced with a cash incentive program or any outstanding stock grant agreements are not assumed, then such awards will fully vest and be fully exercisable immediately prior to the consummation of such Corporate Transaction.

Non-transferability of Awards. Except as otherwise provided in the applicable award agreement, and then only to the extent permitted by applicable law and for no consideration, no Option, SAR, stock grantor restricted stock is assignable or transferable other than by will or laws of descent and distribution.

Term of 2012 Plan. The 2012 Plan is currently scheduled to terminate on July 19, 2027. If the proposed amendments are approved, the 2012 Plan will terminate on July 19, 2034.

Amendment and Termination. Subject to applicable laws and stock exchange listing standards requiring stockholder approval under certain circumstances, the Board may, at any time, amend or terminate the 2012 Plan, provided that no such action shall impair the rights or obligations of any participant under any award previously granted under the 2012 Plan without the Participant’s consent. Repricing of Options or SARs is prohibited without the prior approval of the Company’s stockholders.

Recovery of Compensation in Connection with Financial Restatements. If our Board determines that the Company is required to restate its financial statements due to material noncompliance with any financial reporting requirement, whether such noncompliance is the result of misconduct or other circumstances, a participant will be required to reimburse the Company for any amounts earned or payable with respect to an award to the extent required by and otherwise in accordance with applicable law and any Company policies. Our Board has adopted an incentive compensation recoupment policy which provides for the recoupment of certain executive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws; however, the Company has not historically issued incentive compensation subject to recovery under this policy or applicable law.

Federal Income Tax Consequences. The following is a summary of the general federal income tax consequences to us and to U.S. taxpayers of awards granted under the 2012 Plan. Tax consequences for any particular individual or under state or non-U.S. tax laws may be different.

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NSOs and SARs. No taxable income is reportable when a NSO or SAR is granted. Upon exercise, generally, the participant will have ordinary income equal to the fair market value of the underlying shares of stock on the exercise date minus the exercise price. Any gain or loss upon the disposition of the stock received upon exercise will be capital gain or loss to the recipient if the appropriate holding period under federal tax law is met for such treatment.

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ISOs. No taxable income is reportable when an ISO is granted or exercised, except for participants who are subject to the alternative minimum tax, who may be required to recognize income in the year in which the ISO is exercised. If the participant exercises the ISO and then sells the underlying shares of stock more than two years after the grant date and more than one year after the exercise date, the excess of the sale price over the exercise price will be taxed as long-term capital gain or loss. If the participant exercises the ISO and sells the shares before the end of the two- or one-year holding periods, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the ISO.

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Stock Grants and Restricted Stock Units. A recipient of a stock grant or restricted stock units will not have taxable income upon the grant unless, in the case of a stock grant, he or she elects to be taxed at that time. Instead, he or she will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares or cash received, minus any amount paid for the shares.

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Other Stock-Based Awards and Cash-Based Incentive Awards. Typically, a participant will not have taxable income upon the grant of other stock-based awards or any cash-based incentive awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the participant.

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Section 162(m) Deduction Limits. Section 162(m) of the Code limits the deductibility of compensation in excess of $1 million paid to any one executive officer in any calendar year. Under the tax rules in effect before 2018, compensation that qualified as “performance-based” under Section 162(m) was deductible without regard to this $1 million limit. However, the Tax Cuts and Jobs Act, which was signed into law December 22, 2017, eliminated this performance-based compensation exception effective January 1, 2018. As a result, compensation awarded in excess of $1 million to our executive officers generally will not be deductible.

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Certain Other Tax Issues. In addition: (i) any of our officers subject to liability under Section 16(b) of the Exchange Act may be subject to special rules regarding the income tax consequences concerning their awards; (ii) in the event that the exercisability or vesting of any award is accelerated because of a change in control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and may be nondeductible by us; and (iii) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income. Further, Section 409A of the Code provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant's gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus one percent will be imposed on the participant's underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional twenty percent tax. While it is anticipated that most awards under the 2012 Plan will be intended to be exempt from the requirements of Section 409A of the Code, awards not exempt from Section 409A of the Code will be granted in a manner intended to comply with Section 409A of the Code. The 2012 Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE 2012 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN EMPLOYEE’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH AN EMPLOYEE MAY RESIDE.

Future benefits under the 2012 Plan generally will be granted at the discretion of the compensation committee, or its delegees, and are therefore not currently determinable.

A complete copy of the 2012 Plan, including the proposed amendments, is attached to this proxy statement as Annex A. This summary of the 2012 Plan is not intended to be a complete description of the 2012 Plan and is qualified in its entirety by the actual text of the 2012 Plan to which reference is made.

Required Vote

For Proposal 5, the vote to approve amendments to the 2012 Plan, the affirmative vote of a majority of the shares present, in person or represented by proxy, and voting on such matter is required for approval.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AMENDMENTS TO THE 2012 PLAN TO: (I) INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 600,000 SHARES, AND (II) EXTEND THE TERM OF THE 2012 PLAN BY SEVEN YEARS TO JULY 19, 2034.

Unless a proxy is marked to give a different direction, the persons named in the proxy will vote “FOR” the proposed amendments to the 2012 Plan. Our closing stock price as of the Record Date was $15.50.

EXECUTIVE OFFICERS AND DIRECTORS

Set forth below is information concerning our current executive officers and directors as of the date of this Proxy Statement. The business address of all of our executive officers and directors is 12612 West Alameda Parkway, Lakewood, Colorado 80228.

Name	Age	Position(s)
Kemper Isely*	61	Chairman, Director and Co-President
Zephyr Isely	74	Director and Co-President
Heather Isely*	58	Director, Executive Vice President and Corporate Secretary
Elizabeth Isely	69	Director and Executive Vice President
Sandra Buffa	71	Director
Edward Cerkovnik*	66	Director
Richard Hallé	59	Director
David Rooney	65	Director
Todd Dissinger	66	Chief Financial Officer

*	Nominee for re-election as a director.

Kemper Isely has been a director and our Co-President since 1998. He joined the Company as an employee in 1977 and during his tenure with our Company has functioned as Store Manager, Warehouse Manager, Director of Marketing, Director of Purchasing, Director of Operations and Director of Finance.

We believe Mr. Kemper Isely’s qualifications to serve on our Board include his knowledge of our Company and the food retail industry and his extensive management experience at our Company.

Zephyr Isely has been a director and our Co-President since 1998. He joined the Company as an employee in 1969 and during his tenure with our Company has functioned as Store Manager, Director of Receiving, Warehouse Manager, Director of Operations, Director of Purchasing, Director of Accounting, Manager of Payroll and Compensation and Director of Information Systems.

We believe Mr. Zephyr Isely’s qualifications to serve on our Board include his knowledge of our Company and the food retail industry and his extensive management experience at our Company.

Heather Isely has been a director and our Executive Vice President and Corporate Secretary since 1998. Ms. Heather Isely joined the Company as an employee in 1989 and during her tenure with our Company has functioned as Produce Coordinator, Store Manager, Manager of Quality Control, Director of Nutrition Education, Manager of Operations, Manager of Compensation, Manager of Training and Director of Human Resources.

We believe Ms. Heather Isely’s qualifications to serve on our Board include her knowledge of our Company and the food retail industry and her extensive management experience at our Company.

Elizabeth Isely has been a director and our Executive Vice President since 1998. Ms. Elizabeth Isely joined the Company as an employee in 1977 and during her tenure with our Company has functioned as Store Manager, Regional Manager, Director of Operations, Manager of Training and Director of New Store Openings.

We believe Ms. Elizabeth Isely’s qualifications to serve on our Board include her knowledge of our Company and the food retail industry, her experience in opening our new stores and her extensive management experience at our Company.

Sandra Buffa has been a director since August 2023. She served as Chief Financial Officer of the Company from 2008 to 2017. Prior to her role with the Company, Ms. Buffa previously served as Chief Financial Officer at QCE, LLC, the parent company of the Quizno's restaurant chain, as Senior Vice President, Chief Financial Officer and Treasurer of Mrs. Fields' Original Cookies, Inc., and as President and Chief Operating Officer of Crabtree & Evelyn, Ltd. She began her career with PricewaterhouseCoopers, including as a senior audit manager.

We believe that Ms. Buffa’s qualifications to serve on the Board include her extensive retail industry experience, her direct knowledge of our Company and significant experience in business operations, corporate finance and financial reporting.

Edward Cerkovnik has been a director since July 23, 2013. Mr. Cerkovnik is a founder, a director and the Co- Chief Executive Officer of Breckenridge-Wynkoop, LLC, which owns and operates brew pubs, ale houses and other restaurant concepts. He was a founder, officer and director of Breckenridge Holding Company, the owner and operator of the Breckenridge Brewery, from its inception in 1994 until its sale in 2016. In addition, Mr. Cerkovnik has been an active principal in other restaurant and commercial real estate projects since 1994.

We believe that Mr. Cerkovnik’s qualifications to serve on the Board include his knowledge of the retail industry and significant experience in business ownership and operations.

Richard Hallé has been a director since October 17, 2012. Mr. Hallé has served as a managing director of Alvarez and Marsal Private Equity Performance Improvement Group since March 2023. From 2011 until its sale in 2021, Mr. Hallé served as the Chief Financial Officer of Vivial Inc. in Englewood, Colorado, overseeing finance, including accounting, treasury, tax, planning, forecasting, budgeting and financial reporting. Previously, Mr. Hallé served as the Chief Financial Officer and Secretary of DTN Holding Company, Inc. in Omaha, Nebraska from 2003 to 2008 and as a Managing Director of FTI Consulting, Inc. from 2002 to 2003 where he developed business restructuring strategies.

We believe that Mr. Hallé’s qualifications to serve on the Board include his significant experience in business operations, corporate finance and financial reporting.

David Rooney has been a director since August 5, 2020. During Mr. Rooney’s 40-year career with Deloitte & Touche LLP (“Deloitte”), he served as an audit partner and held numerous leadership roles. Prior to his retirement from Deloitte, Mr. Rooney served as partner-in-charge of the Denver audit practice, as Colorado practice leader for services to the Consumer & Industrial products industries, and as an advisory partner, advising public and private companies on critical business issues. Mr. Rooney has extensive experience in the areas of accounting and finance, risk assessment, internal controls, corporate governance, mergers and acquisitions, and public offerings.

We believe that Mr. Rooney’s qualifications to serve on the Board include his significant experience with financial reporting by public companies and his experience with risk assessment, internal controls and corporate governance.

Todd Dissinger has served as our Chief Financial Officer since January 1, 2018. From August 2015 until his appointment as our Chief Financial Officer, Mr. Dissinger served as Vice President, Treasurer of the Operating Company. From 1997 to 2015, he held senior management positions, including Senior Vice President – Treasurer, Risk Management and Credit, at The Bon-Ton Stores, Inc. From 1985 to 1997, Mr. Dissinger held management positions, including Vice President – Senior Relationship Manager, with PNC Bank.

Kemper Isely, Zephyr Isely and Heather Isely are siblings. Elizabeth Isely was previously married to a member of the Isely family who is not currently involved in Company operations.

CORPORATE GOVERNANCE

Board of Directors

Board Composition

Our business and affairs are managed under the direction of our Board. Our Board currently has eight members, Kemper Isely, Zephyr Isely, Heather Isely, Elizabeth Isely, Sandra Buffa, Edward Cerkovnik, Richard Hallé and David Rooney. Our bylaws provide that our Board consists of a number of directors to be fixed from time to time by a resolution of the Board.

Our amended and restated certificate of incorporation and bylaws provide for a classified board of directors consisting of three classes of directors, each serving staggered three-year terms, as follows:

•	Heather Isely, Kemper Isely and Edward Cerkovnik are Class III directors; their terms will expire at the Annual Meeting and they have been nominated for re-election at the Annual Meeting;

•	Elizabeth Isely and Richard Hallé are Class I directors; their terms will expire at the 2025 Annual Meeting of Stockholders; and

•	Zephyr Isely, Sandra Buffa and David Rooney are Class II directors; their terms will expire at the 2026 Annual Meeting of Stockholders.

Upon expiration of the term of a class of directors, directors for that class will be elected for a three-year term at the Annual Meeting of Stockholders in the year in which that term expires. Each director’s term continues until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of the Board into three classes with staggered three-year terms may delay or prevent stockholder efforts to effect a change in our management or a change in control.

A voting agreement entered into with and among our major stockholders is in effect and provides the Isely family with control over the election of directors. See “Certain Relationships and Related Party Transactions-Stockholders Agreement” in this Proxy Statement for a description of this agreement. Directors can be removed from our Board only for cause, as defined in our amended and restated certificate of incorporation. Vacancies on our Board, and any new director positions created by the expansion of our Board, can be filled only by a majority vote of the remaining directors then in office.

Board Leadership Structure and Risk Oversight

The Chairman of our Board is also a Co-President of the Company. Because of his knowledge of and insight into our business, we believe Mr. Kemper Isely is in the best position to focus the attention of our independent directors on matters that are the most critical to our Company. We also believe that Mr. Kemper Isely’s effectiveness in promoting the Company and forming new business relationships is significantly enhanced by his role as both the Chairman and a Co-President. We do not currently have a lead independent director. Mr. Rooney currently serves as the presiding director at executive sessions of the Board at which only non-management directors are present.

Our Board and audit committee are responsible for overall supervision of our risk management activities and oversight of the material risks facing the Company. Our Board administers its risk oversight function primarily through the audit committee, which oversees our risk management practices (with the exception of cybersecurity risk, which is overseen by the full Board, as described further below). The audit committee is responsible for, among other things, discussing with management our major risk exposures and actions taken to monitor and mitigate these exposures. To this end, management provides regular reports to the audit committee regarding the risks facing the Company and the steps taken to address those risks. The audit committee also discusses with management our guidelines, policies and business practices that govern the risk assessment and management process.

The Board receives presentations throughout the year from various business department leaders that include, as appropriate, discussion of significant risks. At each Board meeting, Mr. Kemper Isely, our Chairman and Co-President, addresses matters of particular importance to the Company, including any significant areas of risk that require Board attention. Further, our independent directors, in executive sessions, address significant areas of risk outside the presence of Company employees.

We have identified cybersecurity as a critical part of the Company’s risk management activity. Our Board is responsible for oversight of cybersecurity risk and has appointed the Operating Company’s Vice President of Information Technology as the point person for biannual reporting to the Board on cybersecurity risks and actions taken to mitigate those risks. We have a dedicated team that is responsible for managing enterprise-wide information security strategy, policy, standards, architecture and processes.

Controlled Company and Director Independence

We have elected to avail ourselves of the “controlled company” exception under the corporate governance rules of the NYSE. Under NYSE rules, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards. Certain members of the Isely family holding over 50% of our Common Stock are parties to a stockholders agreement (the “Stockholders Agreement”) pursuant to which they control the election of our directors, and we are therefore a “controlled company.” As a result, we have elected not to have a majority of “independent directors” on our Board, we do not have a compensation committee composed entirely of “independent directors” and compensation for our executives and the selection of our director nominees are not determined by a majority of “independent directors,” as defined under the rules of the NYSE. The “controlled company” exception does not modify the independence requirements for the audit committee, and we are subject to, and have complied with, the requirements of the SEC and the NYSE, which require that our audit committee be composed of at least three members, each of whom is required to be independent.

Consistent with these requirements, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following four directors are independent directors within the meaning of the applicable NYSE and SEC rules and regulations: Sandra Buffa, Edward Cerkovnik, Richard Hallé and David Rooney. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with the Company. Specifically, the Board solicited and considered information from each such director regarding whether he or she, or any member of his or her immediate family, had a direct or indirect material interest in any transactions involving the Company, was involved in a commercial or investment relationship with the Company or received personal benefits from or on behalf of the Company outside the scope of such person’s normal compensation. In making its determination as to Mr. Cerkovnik’s independence, the Board considered the Operating Company’s commercial relationship with Teakoe & Company Inc. (“Teakoe”), a Colorado-based producer of organic teas, which is discussed in more detail under “CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS” below. Teakoe, of which Mr. Cerkovnik is a minority shareholder and director, has entered into a supply agreement with the Operating Company to source organic tea products for sale in our stores. The amount we paid Teakoe for products during fiscal 2023 was approximately $60,000. Mr. Cerkovnik had no input in the Operating Company’s selection of Teakoe as a vendor or the terms of its relationship with Teakoe. Mr. Cerkovnik does not have any direct or indirect interest in the transaction other than as a result of being a minority shareholder and director of Teakoe. This commercial relationship was approved by our audit committee in accordance with our policies and procedures for related party transactions.

Kemper Isely, our Co-President; Zephyr Isely, our Co-President; Heather Isely, our Executive Vice President and Corporate Secretary; and Elizabeth Isely, our Executive Vice President, are not independent directors. Each is an employee of the Company and a party to the Stockholders Agreement.

Communications with the Board

The Board welcomes questions or comments about our Company and its operations. Interested parties and stockholders may contact the Board as a whole, our non-management directors, or any one or more individual directors by sending a letter to the intended recipient’s attention c/o Natural Grocers by Vitamin Cottage, Inc. Attention: Corporate Secretary, 12612 West Alameda Parkway, Lakewood, Colorado 80228. The Corporate Secretary will maintain a record of all such communications and promptly forward to the Chairman of the Board those that the Corporate Secretary believes require immediate attention. The Corporate Secretary will periodically provide the Chairman of the Board with a summary of all such communications. The Chairman of the Board will notify the Board or the chairs of the relevant committees of the Board of those matters that he believes are appropriate for further action or discussion.

Meetings of the Board

The Board met four times during fiscal 2023. Each Board member attended at least 75% of the meetings of the Board held during fiscal 2023. Ms. Buffa attended at least 75% of the meetings of the Board held during fiscal 2023 following her election to the Board. During fiscal 2023, our Board held four executive sessions at which only non-management directors were present. Pursuant to our Corporate Governance Guidelines, our directors are expected to attend meetings of the Board and all committees on which they sit (including separate meetings of non-management directors), with the understanding that, on occasion, a director may be unable to attend a meeting in person or by teleconference. It is the Company’s policy to encourage directors to attend the Annual Meeting of Stockholders and seven members of the Board attended our 2023 Annual Meeting of Stockholders.

Committees of the Board

Our Board has two committees: an audit committee and a compensation committee. Each committee member is appointed by the Board and will serve until his or her successor is elected and qualified, or until his or her earlier resignation or removal. Each committee member attended at least 75% of the meetings of each committee on which he or she served during fiscal 2023. Ms. Buffa attended at least 75% of the meetings of the audit committee held during fiscal 2023 following her election to the Board.

The following table provides membership and meeting information for fiscal 2023 for each of our Board committees:

Name	Independent?	Audit Committee	Compensation Committee
Mr. Kemper Isely	No		Member
Mr. Zephyr Isely	No
Ms. Heather Isely	No		Chair
Ms. Elizabeth Isely	No
Ms. Sandra Buffa	Yes	Member
Mr. Edward Cerkovnik	Yes	Member	Member
Mr. Richard Hallé	Yes	Member	Member
Mr. David Rooney	Yes	Chair
Total meetings in fiscal 2023		5	4

Audit Committee

Our audit committee assists our Board in fulfilling its oversight responsibilities over our financial reporting and internal control processes. The audit committee is responsible for, among other things:

•	overseeing management’s maintenance of the reliability and integrity of our accounting policies and financial reporting and our disclosure practices;

•	overseeing management’s establishment and maintenance of processes to assure that an adequate system of internal control is functioning;

•	overseeing management’s establishment and maintenance of processes to assure our compliance with all applicable laws, regulations and corporate policies;

•	reviewing and approving related party transactions;

•	reviewing our annual and quarterly financial statements prior to their filing and prior to the release of earnings;

•

reviewing the performance of the independent registered accounting firm and making decisions regarding the appointment or termination of the independent registered accounting firm and considering and approving any non-audit services proposed to be performed by the independent registered accounting firm; and

•	making recommendations to the Board with respect to the foregoing and other matters.

Ms. Buffa, Mr. Cerkovnik, Mr. Hallé and Mr. Rooney, each of whom is an independent director, currently serve on the audit committee, with Mr. Rooney serving as the chair of the audit committee. Mr. Rooney and Ms. Buffa have been determined to be audit committee financial experts, as such term is defined under applicable SEC rules. The audit committee has the power to investigate any matter brought to its attention within the scope of its duties and to retain counsel for this purpose where appropriate.

The audit committee met five times during fiscal 2023. During fiscal 2023, our audit committee held four executive sessions at which only non-management directors were present. Our Board has adopted an audit committee charter, which sets forth in detail the duties and responsibilities of the audit committee and is available on our corporate website at investors.naturalgrocers.com.

Report of the Audit Committee

The audit committee is responsible for overseeing our accounting and financial reporting functions. The audit committee relies on the expertise and knowledge of management and the Company’s independent auditors in carrying out its oversight responsibilities. Management is responsible for the Company’s financial reporting process, including its system of internal control, and for the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles. The independent auditors are responsible for auditing those financial statements, auditing our internal control over financial reporting and issuing reports thereon.

In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2023 with management of the Company and with KPMG LLP, the Company’s independent registered public accounting firm. The audit committee also reviewed and discussed with KPMG LLP the quarterly financial statements for each quarter during fiscal 2023 and the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board (the “PCAOB”).

In addition, the audit committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.

Based on the foregoing, the audit committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023.

Respectfully submitted,

David Rooney (Committee Chair)

Sandra Buffa

Edward Cerkovnik

Richard Hallé

The material in the above report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

Our compensation committee is responsible for, among other things:

•	establishing our compensation philosophy and reviewing our compensation practices and policies, including equity benefit plans and incentive compensation;

•	reviewing key employee compensation policies;

•	monitoring performance and compensation of our employee‑directors, officers and other key employees;

•	preparing recommendations and periodic reports to the Board concerning these matters; and

•	overseeing the preparation of any disclosure relative to compensation practices.

Ms. Heather Isely, Mr. Cerkovnik, Mr. Hallé and Mr. Kemper Isely currently serve on the compensation committee, with Ms. Heather Isely serving as the chair of the compensation committee.

The compensation committee met four times during fiscal 2023. During fiscal 2023, our compensation committee did not hold an executive session at which only non-management directors were present. Our Board has adopted a compensation committee charter, which sets forth in detail the duties and responsibilities of the compensation committee and is available on our corporate website at investors.naturalgrocers.com.

In June 2023, our compensation committee engaged Frederic W. Cook & Co., Inc. (“FW Cook”) to serve as the committee’s independent compensation consultant and to conduct an executive compensation study. Our Co-Presidents have provided, and we expect that our Co-Presidents will continue to provide, recommendations to our compensation committee regarding pay levels for all executive officers. In fulfilling its responsibilities, our compensation committee may delegate its authority to subcommittees, including subcommittees consisting solely of one or more employees of the Company.

Report of the Compensation Committee

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) contained in this Proxy Statement. Based on this review and discussion, the compensation committee has recommended to the Board that the CD&A be included in this Proxy Statement.

Respectfully submitted,

Heather Isely (Committee Chair)

Edward Cerkovnik

Richard Hallé

Kemper Isely

The material in the above report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Process for Recommending Candidates for Election to the Board Directors

We do not have a nominating committee. Instead, our Board is responsible for recommending director candidates for election. This is appropriate, in the opinion of the Board, because we are a “controlled company” under NYSE rules and certain members of the Isely family hold over 50% of our Common Stock and control the election of our directors. All our directors participate in the consideration of director nominees.

Additionally, our Board will consider director candidates recommended by stockholders, provided that stockholders making such recommendations comply with the advance notice procedures contained in Section 2.07 of our bylaws. The Board did not receive any director recommendations from stockholders for consideration at the Annual Meeting.

The Board will evaluate candidates properly recommended by stockholders based on the same criteria applied to other director nominees. However, for candidates recommended by stockholders, the Board may consult with certain members of the Isely family who are parties to a Stockholders Agreement that control the election of our directors, to ensure that such nominees will make a meaningful contribution to the Board and are likely to receive the affirmative vote of the holders of a majority of the outstanding Common Stock.

As described in the Company’s Corporate Governance Guidelines, the Board identifies candidates based on the following criteria:

•	judgment, character, expertise, skills and knowledge useful to the oversight of the Company’s business;

•	diversity of viewpoints, backgrounds and experiences;

•	business or other relevant experience; and

•

the extent to which the integrity of the candidate’s expertise, skills, knowledge and experience with that of the other Board members will build a Board that is effective, collegial and responsive to the needs of the Company.

As described above, the Board considers the diversity of viewpoints, backgrounds and experiences in identifying and evaluating director nominees, but does not have a formal policy with regard to diversity. The Board identifies director nominees based on the above criteria by consulting with other industry leaders and members of the business community.

Sustainability and Social Responsibility

We are committed to operating our business in a manner that promotes corporate social responsibility and supports environmentally sustainable products and practices. In addition to selling only organic produce, we have put in place standards for dairy, eggs, meat and seafood that support sustainable and ecologically responsible agricultural practices. We have also implemented measures to eliminate food waste, reduce our carbon footprint and optimize the diversion of waste to recycling and compost at our stores. In addition, we donate cash and usable products to local food banks and non-profit organizations. We do not provide single-use paper or plastic bags at our registers, and have eliminated single-use plastic produce bags at all our stores. We expect to continue adopting practices that improve our relationship with the environment and enhance our commitment to social responsibility.

In February 2023, we issued our environmental, social, and governance (“ESG”) report for fiscal 2022, which describes our progress, initiatives and core principles regarding sustainability and other ESG matters. We expect to issue our ESG report for fiscal 2023 in February 2024. For more information regarding our sustainability practices and to review our ESG report, please visit our website at naturalgrocers.com/sustainability. The inclusion of our website address in this Proxy Statement does not include or incorporate by reference into this Proxy Statement the information on or accessible through our website, including our ESG report.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities. These guidelines are a flexible framework within which the Board may conduct its business. Moreover, they help to align the interests of directors and management with those of the Company’s stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to, among other matters, Board composition and selection, board meetings and involvement of senior management, executive officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines reflect NYSE and SEC rules and requirements. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed at the Company’s website at investors.naturalgrocers.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of January 16, 2024, regarding beneficial ownership of our Common Stock by:

•	each person known to us to beneficially own more than 5% of our Common Stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof, or has the right to acquire such powers within 60 days. Shares of Common Stock issuable within 60 days to a person are deemed outstanding for purposes of computing the percentage of shares owned by such person, but are not deemed outstanding for purposes of computing the percentage of shares owned by any other person.

To our knowledge, except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them and none of the shares shown as beneficially owned by the named executive officers or directors has been pledged as security.

The address for each person named in the table below is c/o Natural Grocers by Vitamin Cottage, Inc., 12612 West Alameda Parkway, Lakewood, Colorado 80228, except as otherwise noted in the footnotes to the table.

	Shares of Common Stock Beneficially Owned(1)
Beneficial Owner	#	%
5% Stockholders:
Isely Family Group(2)	13,320,709	58.5%
CTVC, LLC(2)(3)	1,037,939	4.6%
Dimensional Fund Advisors LP(4)	1,272,633	5.6%
Named Executive Officers and Directors:
Kemper Isely(2)(5)	3,314,495	14.6%
Zephyr Isely(2)(6)	3,258,488	14.3%
Heather Isely(2)(7)	1,044,765	4.6%
Elizabeth Isely(2)(8)	1,282,666	5.6%
Todd Dissinger	52,069	*
Sandra Buffa (director)(9)	8,283	*
Edward Cerkovnik (director)(9)	56,480	*
Richard Hallé (director)(9)	59,100	*
David Rooney (director)(9)	15,096	*
Executive officers and directors as a group (9 persons)	13,511,737	59.4%

*	Represents less than 1%

(1)

This table is based upon information supplied by officers, directors and principal stockholders, including in the Schedule 13D filed by members of the Isely family voting group with the SEC on August 6, 2012, as amended. Unless otherwise indicated in the footnotes to this table, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 22,752,413 shares of our Common Stock outstanding on January 16, 2024.

(2)

In connection with the reorganization transactions effected in connection with our IPO, each of Kemper Isely, Zephyr Isely, Heather Isely, Elizabeth Isely, certain trusts or entities controlled by one or more of them, certain other Isely family members, certain custodial accounts benefiting other Isely family members, and certain entities (the “Controlled Entities”) now controlled by Ms. Rose Marie Bowden but owned by the above named Iselys and their family members (directly or indirectly through trusts) entered into the Stockholders Agreement, pursuant to which they agreed to, among other things, limitations on the sale of their shares of Common Stock and to vote all of their shares of Common Stock in the election of directors consistent with the recommendations of at least three of Kemper Isely, Zephyr Isely, Heather Isely and Elizabeth Isely, subject to certain exceptions. Ms. Bowden has agreed to exercise control of the Controlled Entities on behalf of the above-named Iselys. The parties to the Stockholders Agreement may therefore be deemed to share voting and investment power over the shares subject to such agreement and be members of a group for beneficial ownership reporting purposes with respect to such shares. The number of shares identified as beneficially owned by the Isely Family Group includes 444,044 shares not subject to the voting provisions of the Stockholders Agreement that are held in trusts benefiting or established by Isely family members, over which Ms. Bowden currently has sole voting and investment power.

(3)

Consists of shares of Common Stock held by CTVC, LLC for the benefit of the Isely Children’s Trust and its beneficiaries. Ms. Bowden is the sole manager of CTVC, LLC which has sole voting and investment power over the shares of Common Stock held by it. The number of shares identified as beneficially owned by CTVC, LLC excludes shares of Common Stock deemed to be beneficially owned by it solely because of the Stockholders Agreement.

(4)

Based upon information contained in the Schedule 13G/A filed by the beneficial owner with the SEC on February 10, 2023. Dimensional Fund Advisors LP (“Dimensional”) reports sole voting power with respect to 1,243,500 shares of Common Stock and sole dispositive power with respect to 1,272,633 shares of Common Stock. The address of Dimensional is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(5)

Includes 3,117,812 shares beneficially owned directly by Mr. Kemper Isely; 91,938 shares owned directly by the LaRock and Luke Isely Trust, with respect to which Mr. Kemper Isely shares voting and investment power with Mr. Zephyr Isely as co-trustee of the trust; and 104,745 shares held by Ritchie K. Isely, Mr. Kemper Isely’s son, who shares Mr. Kemper Isely’s permanent residence. The number of shares identified as beneficially owned by Mr. Kemper Isely excludes shares of Common Stock deemed to be beneficially owned by him solely because of the Stockholders Agreement.

(6)

Includes 3,166,550 shares beneficially owned directly by Mr. Zephyr Isely; and 91,938 shares owned directly by the LaRock and Luke Isely Trust, with respect to which Mr. Zephyr Isely shares voting and investment power with Mr. Kemper Isely as co-trustee of the trust. The number of shares identified as beneficially owned by Mr. Zephyr Isely excludes shares of Common Stock deemed to be beneficially owned by him solely because of the Stockholders Agreement.

(7)

Includes 941,020 shares beneficially owned directly by Ms. Heather Isely; and 103,745 shares held by Charles L. Isely-Rice, Ms. Heather Isely’s son, who shares Ms. Heather Isely’s permanent residence. The number of shares identified as beneficially owned by Ms. Heather Isely excludes shares of Common Stock deemed to be beneficially owned by her solely because of the Stockholders Agreement.

(8)

Includes 1,282,666 shares beneficially owned directly by Ms. Elizabeth Isely. The number of shares identified as beneficially owned by Ms. Elizabeth Isely excludes shares of Common Stock deemed to be beneficially owned by her solely because of the Stockholders Agreement.

(9)

Includes the following restricted stock units which will vest within 60 days: 5,535 restricted stock units granted to each of Messrs. Cerkovnik, Hallé and Rooney; and 2,667 restricted stock units granted to Ms. Buffa.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following discussion, including the overall principles underlying our executive compensation policies, relates to the compensation of our named executive officers (“NEOs”), consisting of: (i) our Co-Presidents; (ii) our Chief Financial Officer; and (iii) our other two most highly compensated executive officers for fiscal 2023.

Our NEOs for fiscal 2023 were:

•	Kemper Isely, Chairman and Co-President

•	Zephyr Isely, Co-President

•	Heather Isely, Executive Vice President and Corporate Secretary

•	Elizabeth Isely, Executive Vice President

•	Todd Dissinger, Chief Financial Officer

Objectives of our executive compensation program

Hiring and retaining our officers and other key employees is critically important to ensure the continuity and stability required to grow our business. Our executive compensation and benefits program is designed to attract, retain, reward and create incentives for a highly talented and committed team of executive officers who share our vision and desire to work toward our goals.

Compensation decisions in fiscal 2023 regarding our NEOs were made by our compensation committee. Our compensation philosophy is to provide our NEOs with a compensation package that attracts, motivates and retains executive talent and aligns the interests of management with those of our stockholders. Our approach to executive compensation is intended to reward our NEOs for making strong individual contributions to our success and creating long-term value. Given that all of our NEOs other than Mr. Dissinger, our Chief Financial Officer, are members of the Isely family and have a substantial ownership stake in the Company, we believe that our Co-Presidents and our Executive Vice Presidents have significant incentives to create shareholder value without participation in the Company’s equity incentive program. In consideration of each of their individual contributions to the Company’s strong financial and operating performance in fiscal 2023, Ms. Heather Isely, Ms. Elizabeth Isely and Mr. Dissinger were eligible to receive cash-based incentive compensation for fiscal 2023. Mr. Dissinger was the only NEO to participate in the equity incentive program. See “—Primary elements of compensation; Compensation decisions for fiscal 2023” below for a discussion of the compensation committee’s compensation decisions for fiscal 2023.

Executive compensation process

Compensation‑setting process. During fiscal year 2023, our compensation committee engaged FW Cook, an independent compensation consultant, to conduct an executive compensation study. FW Cook provided the compensation committee with peer group market data as a general reference point to consider when making compensation decisions. The compensation committee considered the information provided by FW Cook and recommendations from our Co-Presidents to determine the appropriate level and mix of compensation for our NEOs. The compensation committee assessed the independence of FW Cook and concluded that no conflict of interest existed that would prevent FW Cook from serving as the compensation committee’s independent compensation consultant. Except for the services provided to the compensation committee, FW Cook does not provide any other services to the Company.

Our compensation committee currently consists of Ms. Heather Isely, Mr. Kemper Isely, Mr. Cerkovnik and Mr. Hallé. In addition to reviewing and approving executive compensation, our compensation committee’s duties include administering the 2012 Omnibus Incentive Plan, as amended (the “Omnibus Plan”), which we adopted in July 2012, as subsequently amended.

At our 2018 Annual Meeting of Stockholders, our stockholders approved holding future advisory votes regarding the compensation paid to our NEOs every three years. At our 2021 Annual Meeting of Stockholders, our stockholders approved, on an advisory basis, the compensation paid to our NEOs during fiscal 2020. Given the strong stockholder support reflected in the results of the advisory vote, we determined that it was advisable to continue our compensation structure consistent with past practices. At the Annual Meeting, we are asking our stockholders to approve, on an advisory basis, the compensation paid to our NEOs during fiscal 2023 and the frequency of future advisory votes regarding the compensation paid to our NEOs.

Role of management in setting compensation. During fiscal 2023, our Co-Presidents provided recommendations regarding pay levels for all executives, and we expect that these executive officers will continue to provide such input.

Use of market data. While the compensation committee considered market data as a general reference point in its assessment of executive compensation for fiscal 2023 executive compensation decisions, the committee did not target compensation to specific benchmarks against peer group companies. In its review of executive compensation, the compensation committee considered, among other factors, the fiscal 2023 executive compensation study completed by FW Cook, which analyzed market data from a 19‑company peer group of retail, food, restaurant and natural product companies. FW Cook recommended this peer group based on industry, annual revenue, and market capitalization. The Company was near the median of the peer group based on market capitalization and revenue. The peer group was comprised of the following companies:

Blue Apron Holdings, Inc.	Fiesta Restaurant Group, Inc.	Seneca Foods Corporation
Calavo Growers, Inc.	HF Foods Group Inc.	Sprouts Farmers Markets Inc.
Carrols Restaurant Group, Inc.	Mission Produce Inc.	Sunopta Inc.
The Chefs’ Warehouse Inc.	Nature’s Sunshine Products, Inc.	Village Super Market, Inc.
Chuys’ Holdings Inc.	Noodles & Company	Vital Farms, Inc.
Farmer Bros. Co.	Red Robin Gourmet Burgers, Inc.	Weis Markets, Inc.
Whole Earth Brands Inc.

The market data presented by F.W. Cook indicated that actual total direct compensation (actual total cash compensation plus long-term incentive grant value) for our NEOs in the aggregate is positioned in the bottom quartile of the peer group.

After consideration of the Company’s performance during fiscal 2023, as well as the individual contributions and performance of Ms. Heather Isely, Ms. Elizabeth Isely and Mr. Dissinger, our compensation committee approved the compensation decisions described below.

Primary elements of compensation; Compensation decisions for fiscal 2023

Base salary. We believe that base salaries are of primary importance to our approach to executive compensation, allowing us to attract and retain our key executives, and reward consistent contributions to our long-term success, in a manner that does not encourage excessive risk taking by our executives. The compensation committee primarily based salaries of the NEOs on its collective experience and view of appropriate fixed pay in our geographic location and industry. Additionally, the compensation committee considered non-participation in our cash-based incentive compensation program by our Co-Presidents and the absence of a long-term incentive program. The compensation committee periodically reviews base salaries and considers individual performance, the Company’s performance, internal pay equity, historical compensation practice, incentive program participation and current equity ownership levels. However, our compensation committee may exercise its discretion in setting an executive’s base salary, considering the executive’s overall contribution to our success.

At fiscal year-end 2023, the base salaries of our NEOs were as follows:

●	Kemper Isely, Co-President, $607,800
●	Zephyr Isely, Co-President, $576,000
●	Heather Isely, Executive Vice President, $528,000
●	Elizabeth Isely, Executive Vice President, $528,000
●	Todd Dissinger, Chief Financial Officer, $550,000

Effective October 1, 2023, Mr. Dissinger’s base salary was increased from $550,000 to $588,500. In making its decision to increase Mr. Dissinger’s base salary, the compensation committee considered his contributions to the Company’s strong management of the finance function and contributions to Company’s financial and operating performance during fiscal 2023. The compensation committee also increased the base salaries of each of the Company’s Co-Presidents and Executive Vice Presidents by $12,000 in consideration of increased employee benefit premiums in recent years.

Cash bonus awards. As discussed under “—Objectives of our executive compensation program” above, Ms. Heather Isely, Ms. Elizabeth Isely and Mr. Dissinger were eligible to receive a discretionary cash bonus for fiscal 2023. For fiscal 2023, the compensation committee awarded Ms. Heather Isely a discretionary cash bonus of $325,000 based on her contributions to the Company’s strong financial and operating performance during fiscal 2023 and her effective leadership of the Company’s human resources function. For fiscal 2023, the compensation committee awarded Ms. Elizabeth Isely a discretionary cash bonus of $325,000 based on her contributions to the Company’s strong financial and operating performance during fiscal 2023 and effective leadership of the Company’s new store openings. For fiscal 2023, the compensation committee awarded Mr. Dissinger a discretionary cash bonus of $325,000 based on his contributions to the Company’s strong financial and operating performance during fiscal 2023 and effective leadership of the Company’s finance and accounting function. Such bonuses were not paid pursuant to any non-equity incentive plan.

Equity compensation. We currently do not have a long-term equity incentive program in place for our NEOs. Given that all of our NEOs other than Mr. Dissinger are members of the Isely family and have a substantial ownership stake in the Company, we believe that they already have sufficient long-term incentives, and an equity compensation program for them is unnecessary. On August 15, 2023, Mr. Dissinger was awarded 34,220 restricted stock units vesting ratably over a three-year period in recognition of his contributions to the Company’s strong financial and operating performance during fiscal 2023 and to promote retention. See “Executive Compensation – Compensation Arrangement of Chief Financial Officer” in this Proxy Statement for more details regarding such awards of restricted stock units and Mr. Dissinger’s compensation arrangement. Other than the above-described awards to Mr. Dissinger, no awards under the Omnibus Plan have been made to our NEOs.

Employment, severance and change in control arrangements. The Company does not have any agreements with the Company’s Co-Presidents or Executive Vice Presidents that provide for cash severance payments upon termination of employment or in connection with a change in control. Mr. Dissinger was previously awarded restricted stock units subject to vesting upon a change of control, of which none were outstanding as of September 30, 2023. See “Executive Compensation-Compensation Arrangement of Chief Financial Officer” below.

Retirement plan and other benefits and perquisites. Our NEOs are eligible to participate in our employee benefit plans provided for all Company employees. These benefits include a 401(k) plan with discretionary matching employer contributions, group health and life insurance, and short-term and long-term disability insurance. We also provide all of our employees with Vitamin Bucks (store credit accrued at $1.00 per hour up to 40 hours per week) and birthday bonus pay (equivalent to a single workday). We may also provide our NEOs with a limited range of perquisites on a case-by-case basis that may include, among other things, spousal insurance and reimbursement for certain out-of-pocket medical insurance expenses.

Stock ownership guidelines. We do not have specific equity or other security ownership requirements or guidelines for NEOs. Given management’s significant equity stake in the Company, we do not believe ownership guidelines are needed at this time.

Recoupment policy. Our Board has adopted an incentive compensation recoupment policy that provides for the recoupment of certain incentive compensation from covered executive officers in the event of an accounting restatement resulting from the Company’s material noncompliance with any financial reporting requirements under the federal securities laws, which policy is designed to comply with Section 10D of the Securities Exchange Act of 1934, as amended, Rule 10D-1 promulgated thereunder, and the listing standards of the NYSE.

Tax and accounting considerations. We do not require executive compensation to be tax deductible for our Company, but instead balance the cost and benefits of tax deductibility with our executive compensation goals. For example, Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to a publicly held corporation for compensation in excess of $1 million paid in any taxable year to its NEOs. Our compensation committee considers the deductibility of compensation, but is authorized to approve compensation that is not deductible when it believes that such payments are appropriate to attract and retain executive talent.

Risks from compensation policies and practices. Given the current equity ownership levels of our NEOs, the relative simplicity of our current compensation program and its weighting towards base salary, a fixed component of compensation, we do not believe that risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us.

Summary Compensation Table

The following table provides information concerning the compensation earned by our NEOs during the fiscal years ended September 30, 2023 and 2022.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)		All Other Compensation ($)(1)	Total ($)
Kemper Isely, Co-President	2023	607,800	—	—		17,662	625,462
	2022	607,800	—	—		15,307	623,107

Zephyr Isely, Co-President	2023	576,000	—	—		5,044	581,044
	2022	576,000	—	—		4,378	580,378

Heather Isely, Executive Vice President	2023	528,000	325,000	—		17,112	870,112
	2022	528,000	250,000	—		14,132	792,132

Elizabeth Isely, Executive Vice President	2023	528,000	325,000	—		12,349	865,349
	2022	528,000	250,000	—		9,553	787,553

Todd Dissinger, Chief Financial Officer	2023	550,000	325,000	449,993	(2)	12,022	1,337,015
	2022	507,910	250,000	349,998	(3)	11,130	1,119,038

(1)	Includes 401(k) retirement benefit matching contributions, Vitamin Bucks, Company paid medical and short-term disability insurance premiums and work anniversary payments.

(2)	Represents the grant date fair value of 34,220 restricted stock units granted to Mr. Dissinger on August 15, 2023. See “-Equity Compensation” above.

(3)	Represents the grant date fair value of 31,876 restricted stock units granted to Mr. Dissinger on September 30, 2022. See “-Equity Compensation” above.

Grants of Plan-Based Awards

The following table provides information regarding grants of plan-based awards made to Todd Dissinger, our Chief Financial Officer, which were effective during the fiscal year ended September 30, 2023. Other than Mr. Dissinger, none of our NEOs received any plan-based awards during the fiscal year ended September 30, 2023. The cash bonuses awarded to Ms. Heather Isely, Ms. Elizabeth Isely and Mr. Dissinger for fiscal 2023 were awarded on a discretionary basis and are not presented in the table below.

		Estimated Payouts Under Non-Equity Incentive Plan Awards		Estimated Payouts Under Equity Incentive Plan Awards		All Other Stock Awards: Number of Shares of	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Target ($)	Maximum ($)	Target (#)	Maximum (#)	Stock or Units (#)	Options (#)	Awards ($/Share)	Awards ($)
Todd Dissinger	8/15/2023(1)	—	—	34,220	34,220	34,220	—	—	449,993

(1)	Represents 34,220 restricted stock units granted on August 15, 2023, of which 11,407 will vest on August 15, 2024; 11,407 will vest on August 15, 2025; and 11,406 will vest on August 15, 2026.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding outstanding equity awards held by Todd Dissinger, our Chief Financial Officer, at September 30, 2023. Other than Mr. Dissinger, none of our NEOs held any outstanding equity awards at September 30, 2023.

Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market or Payout Value of Shares or Units of Stock That Have Not Vested ($)(2)
Todd Dissinger	100,056(1)	1,291,723

(1)

Of such restricted stock units: (i) 1,600 restricted stock units vested on October 1, 2023; (ii) 1,600 restricted stock units will vest on October 1, 2024; (iii) 1,920 restricted stock units vested on October 1, 2023; (iv) 1,920 restricted stock units will vest on each of October 1, 2024 and 2025; (v) 25,000 restricted stock units will vest on September 30, 2024; (vi) 31,876 restricted stock units will vest on December 31, 2024; (vii) 11,407 restricted stock units will vest on each of August 15, 2024 and 2025; and (viii) 11,406 restricted stock units will vest on August 15, 2026, in each case subject to Mr. Dissinger’s continued employment.

(2)

The market value of the awards of restricted stock units that have not vested was determined by multiplying the number of restricted stock units by $12.91, the market value of the underlying shares at September 30, 2023, the last day of fiscal 2023.

Option Exercises and Stock Vested

The following table provides information regarding restricted stock units and stock awards held by Todd Dissinger, our Chief Financial Officer, that vested during the year ended September 30, 2023. Other than Mr. Dissinger, none of our NEOs held any stock awards that vested, or exercised any stock options, during the year ended September 30, 2023.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Todd Dissinger	—	—	21,154	(1)	214,499	(2)

(1)	Represents 21,154 restricted stock units that were issued to Mr. Dissinger and settled in shares of Common Stock.

(2)	Value realized on vesting was determined by multiplying the number of shares underlying the restricted stock units by the price of the Common Stock on the date preceding settlement.

Pension Benefits

None of our NEOs participates in any qualified or non-qualified pension benefit plan sponsored by us.

Nonqualified Deferred Compensation

None of our NEOs participates in any nonqualified deferred compensation plan sponsored by us.

Compensation Arrangement of Chief Financial Officer

Todd Dissinger was appointed Chief Financial Officer of the Company effective January 1, 2018. Pursuant to the terms of an employment offer letter by and between the Company and Mr. Dissinger, effective January 1, 2018, Mr. Dissinger’s annual base salary increased to $360,000, with an annual incentive bonus opportunity of up to 40% of his base salary. Subsequent to January 1, 2018, Mr. Dissinger’s base salary has been increased from time to time as discussed under “—Base salary” above.

On January 2, 2018, Mr. Dissinger was awarded 60,066 restricted stock units under the Omnibus Plan. Of these restricted stock units: (i) 12,013 vested on each of January 2, 2019, 2020, 2021 and 2022; and (ii) 12,014 vested on January 2, 2023. On August 7, 2018, Mr. Dissinger was awarded an additional 20,000 restricted stock units under the Omnibus Plan. Of these restricted stock units, 4,000 vested on each of June 27, 2019, 2020, 2021, 2022 and 2023. On October 1, 2019, Mr. Dissinger was awarded an additional 8,000 restricted stock units under the Omnibus Plan, of which (i) 1,600 vested on each of October 1, 2020, 2021, 2022 and 2023; and (ii) 1,600 will vest on October 1, 2024, subject to Mr. Dissinger’s continued employment. On September 24, 2020, Mr. Dissinger was awarded a fully vested stock grant of 2,400 shares of Common Stock. On October 1, 2020, Mr. Dissinger was awarded an additional 9,600 restricted stock units under the Omnibus Plan, of which (i) 1,920 vested on each of October 1, 2021, 2022 and 2023; and (ii) 1,920 will vest on each of October 1, 2024 and 2025, subject to Mr. Dissinger’s continued employment. On September 30, 2021, Mr. Dissinger was awarded an additional 25,000 restricted stock units under the Omnibus Plan, all of which will vest on September 30, 2024, subject to Mr. Dissinger’s continued employment. On September 30, 2022, Mr. Dissinger was awarded an additional 31,876 restricted stock units under the Omnibus Plan, all of which will vest on December 31, 2024, subject to Mr. Dissinger’s continued employment. On August 15, 2023, Mr. Dissinger was awarded an additional 34,220 restricted stock units under the Omnibus Plan, of which (i) 11,407 restricted stock units will vest on each of August 15, 2024 and 2025; and (ii) 11,406 restricted stock units will vest on August 15, 2026, subject to Mr. Dissinger’s continued employment. Prior to January 1, 2018, Mr. Dissinger was awarded 17,110 restricted stock units, of which: (i) 3,604 restricted stock units had vested prior to October 1, 2017; (ii) 1,802 restricted stock units vested during fiscal 2018; (iii) 3,422 restricted stock units vested during fiscal 2019; (iv) 3,422 vested during fiscal 2020; (v) 1,620 restricted stock units vested on November 1, 2020; (vi) 1,620 restricted stock units vested on November 1, 2021; and (vii) 1,620 restricted stock units vested on November 1, 2022.

Finally, Mr. Dissinger is entitled to participate in all Company employee benefit plans and programs at a level commensurate with his title and salary band.

Employment Agreements

We do not have an employment agreement with any of our NEOs. See “Executive Compensation – Compensation Arrangement of Chief Financial Officer” in this Proxy Statement for information regarding the accelerated vesting of certain restricted stock units held by Todd Dissinger, our Chief Financial Officer, upon the occurrence of a change of control affecting the Company. Other than such accelerated vesting of certain restricted stock units, no payments would have to be made or benefits provided by the Company to any other NEO upon a change in control.

Potential Payments Upon Termination or Change in Control

None of our NEOs for fiscal 2023 was contractually entitled to any potential payments as a result of any termination or change in control as of September 30, 2023.

Pay Ratio Disclosure

Because we are a “smaller reporting company” (as defined in Rule 12b-2 promulgated under the Exchange Act), we are not required to provide executive pay ratio disclosure pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K. However, we are providing such information voluntarily. Set out below is information regarding the ratio of the annual total compensation of each of our Co-Presidents and principal executive officers, Kemper Isely and Zephyr Isely, to the annual total compensation of our median employee.

We identified our median employee as of September 30, 2023, the last day of fiscal 2023. We included in our analysis all employees who were employed on September 30, 2023, including full-time, part-time, temporary and seasonal employees. We calculated the median employee’s pay utilizing our internal records based on the same pay elements and calculation methodology as used in determining the Co-Presidents’ pay for purposes of disclosure in the Summary Compensation Table. We annualized the earnings of all full-time and part-time employees as of September 30, 2023 who were hired during fiscal 2023 but did not work for us for the entire fiscal year. We did not make any other adjustments allowed by the SEC, nor did we make any other material assumptions or estimates to identify our median employee. Using this methodology, we determined that the annual total compensation of our median employee for fiscal 2023, excluding Kemper Isely and Zephyr Isely, our Co-Presidents and principal executive officers, was $38,066.

As reported in the Summary Compensation Table, Kemper Isely, our Chairman and Co-President, had total annual compensation for fiscal 2023 of $625,462 and Zephyr Isely, our Co-President, had total annual compensation for fiscal 2023 of $581,044. As a result, the ratio of Kemper Isely’s annual total compensation to that of our median employee for fiscal 2023 was estimated to be 16 to 1, and the ratio of Zephyr Isely’s annual total compensation to that of our median employee for fiscal 2023 was estimated to be 15 to 1.

These pay ratios are a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. Therefore, the estimated pay ratio reported above may not be comparable to the pay ratios reported by other companies and should not be used as a basis for comparison between companies.

Hedging Transactions

Our insider trading policy requires any executive, director or employee to obtain pre-clearance of any proposed hedging transaction from our General Counsel or Chief Financial Officer at least two weeks prior to the completion of such transaction.

PAY VERSUS PERFORMANCE DISCLOSURE

The following tables and related disclosures provide information, for each of the fiscal years presented, about (i) the “total compensation” of our Co-Presidents, Kemper Isely and Zephyr Isely, who are each principal executive officers (“PEOs”), and Todd Dissinger, Elizabeth Isely and Heather Isely, who are our other named executive officers (“Other NEOs”), as presented under “Executive Compensation—Summary Compensation Table” on page 26 of this Proxy Statement (the “SCT Total”), (ii) the “compensation actually paid” to our PEOs and our Other NEOs, as calculated pursuant to the SEC’s pay-versus-performance rules (the “CAP Amounts”), (iii) certain financial performance measures including Total Shareholder Return (“TSR”) and Net Income, and (iv) the relationship of the CAP Amounts to those financial performance measures.

This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act and does not necessarily reflect value actually realized by the executives or how our Board and compensation committee evaluate compensation decisions in light of company or individual performance. For additional discussion of executive compensation program decisions for fiscal 2023, please review the “EXECUTIVE COMPENSATION” section of this Proxy Statement beginning on page 23.

Fiscal Year (a)	SCT Total Kemper Isely (PEO 1) (b)	Compensation Actually Paid to Kemper Isely (PEO 1) (c)(1)	SCT Total Zephyr Isely (PEO 2) (b)	Compensation Actually Paid to Zephyr Isely (PEO 2) (c)(1)	Average SCT Total for Other NEOs (d)	Average Compensation Actually Paid to Other NEOs (e)(1)	Value of Initial Fixed $100 Investment Based on TSR (f)	Net Income ($)(Thousands) (g)
2023	$625,462	$625,462	$581,044	$581,044	$1,024,159	$1,064,381	$122.28	$23,243
2022	$623,107	$623,107	$580,378	$580,378	$899,574	$903,287	$98.68	$21,365

(1) The following table describes the adjustments, each of which is required by SEC rule, to calculate the CAP Amounts of our two PEOs (columns (c)) and our Other NEOs (column (e)) from the SCT Amounts of our two PEOs (columns (b)) and our Other NEOs (column (d)). The SCT Amounts and the CAP Amounts do not reflect the actual amount of compensation earned by or paid to our executives during the applicable years, but rather are amounts determined in accordance with Item 402 of Regulation S-K under the Exchange Act.

	Fiscal 2023			Fiscal 2022
Adjustments	Kemper Isely (PEO 1)	Zephyr Isely (PEO 2)	Other NEOs	Kemper Isely (PEO 1)	Zephyr Isely (PEO 2)	Other NEOs
SCT Totals	$625,462	$581,044	$1,024,159	$623,107	$580,378	$899,574
Subtract: Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$—	$—	$149,998	$—	$—	$116,666
Add: Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$—	$—	$138,995	$—	$—	$105,462
Add: Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$—	$—	$54,765	$—	$—	$(5,711)
Add: Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$—	$—	$—	$—	$—	$—
Add: Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$—	$—	$(3,540)	$—	$—	$20,628
Subtract: Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—	$—	$—	$—	$—	$—
Add: Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$—	$—	$—	$—	$—	$—
CAP Amounts (as calculated)	$625,462	$581,044	$1,064,381	$623,107	$580,378	$903,287

Relationship Between CAP Amounts and Performance Measures

The following charts show graphically the relationships over the past two fiscal years of the CAP Amounts for our PEOs and Other NEOs as compared to our (i) cumulative TSR and (ii) net income (loss).

DIRECTOR COMPENSATION

Only those directors who are considered independent directors under the rules of the NYSE receive compensation from us for their service on our Board. For fiscal 2023, our independent directors were compensated for their service as directors as follows:

•	a base annual retainer of $40,000;

•	an additional annual retainer of $15,000 for serving as the chair of our audit committee and $10,000 for serving as the chair of our compensation committee, if applicable;

•	an additional annual retainer of $5,000 for serving as a member of our audit committee, if applicable; and

•	an additional annual retainer of $5,000 for serving as a member of our compensation committee, if applicable.

The presiding director at executive sessions of the Board at which only non-management directors are present, which is determined by the independent directors in attendance at executive sessions, receives no additional compensation for such service. If our Board were to appoint a lead independent director, such director would receive an additional annual retainer of $15,000.

In addition, each independent director is granted, on an annual basis, a number of restricted stock units under the Omnibus Plan. In each of fiscal 2022 and fiscal 2023, the number of restricted stock units awarded to each independent director equaled the number of shares of our Common Stock having a value of $60,000 (based on the closing price of our Common Stock on the NYSE on the date of grant). Such awards were granted on the date of our Annual Meeting of Stockholders. The restricted stock units granted to our independent directors fully vest on the first anniversary of the date of grant if the director does not have a termination of “Service,” as defined in the Omnibus Plan, and are settled in shares of our Common Stock. Our independent directors are subject to equity ownership guidelines approved by our Board, requiring each independent director to, within five years of their initial election to our Board, achieve holdings in our equity securities, including vested and unvested restricted stock units, with a value equal to three times the annual cash retainer received. We also reimburse our directors for reasonable expenses incurred to attend meetings of our Board or any committee of our Board.

Director Compensation For Fiscal 2023

The following table shows for the fiscal year ended September 30, 2023the compensation for all non-employee directors of the Company:

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Edward Cerkovnik	50,000	(1)	60,000	(2)	—	—	—	—	110,000
Richard Hallé	50,000	(1)	60,000	(2)	—	—	—	—	110,000
David Rooney	55,000	(3)	60,000	(2)	—	—	—	—	115,000
Sandra Buffa	8,333	(4)	35,000	(5)					43,333

(1)

Represents a base annual retainer of $40,000, an annual retainer of $5,000 for serving as a member of our audit committee and an annual retainer of $5,000 for serving as a member of our compensation committee.

(2)

Represents the full grant date fair value as of March 1, 2023 of 5,535 restricted stock units granted to each of Messrs. Cerkovnik, Hallé and Rooney, respectively. These restricted stock units will vest on March 1, 2024.

(3)	Represents a base annual retainer of $40,000 and an annual retainer of $15,000 for serving as the chair of our audit committee.

(4)

Ms. Buffa was elected to the Board on August 2, 2023. Represents the pro rata portion of a base annual retainer of $40,000, and the pro rata portion of an annual retainer of $5,000 for serving as a member of our audit committee.

(5)

Represents the full grant date fair value as of August 11, 2023 of 2,667 restricted stock units granted to Ms. Buffa on a pro rata basis following her election to the Board. These restricted stock units will vest on March 1, 2024.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, or in the past year has served, as a member of the board or compensation committee of any entity that has one or more executive officers serving on our Board or compensation committee. Ms. Heather Isely was chairperson of, and Mr. Kemper Isely served on, our compensation committee during fiscal 2023. Both are executive officers of the Company. Mr. Kemper Isely and Ms. Heather Isely are parties to certain related party transactions with the Company, as described in this Proxy Statement under “Certain Relationships and Related Party Transactions.”

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information with respect to the Omnibus Plan, which was the only equity compensation plan in effect as of September 30, 2023.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted‑average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	414,950	$11.28	253,544
Total	414,950	$11.28	253,544

(1)	Represents restricted stock units granted as of September 30, 2023 that will vest between October 1, 2023 and June 1, 2027 and will be settled in shares of Common Stock.

(2)

Represents the weighted average grant date fair value. Includes 5,535 restricted stock units granted to each of Messrs. Cerkovnik, Hallé and Rooney on March 1, 2023, with a grant date fair value of $10.98 per unit, and 2,667 restricted stock units granted to Ms. Buffa on August 11, 2023, with a grant date fair value of $13.12 per unit. The grant date fair values have been determined in accordance with Accounting Standards Codification Topic 718, Stock Compensation. Refer to Note 12 of the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023 for the assumptions used in the calculation of these amounts.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Relationship with the Isely Family

Members of the Isely family controlled all of the voting power of our outstanding Common Stock prior to our IPO. As of January 16, 2024, members of the Isely family and certain trusts, accounts or entities controlled by them or for the benefit of them owned and controlled approximately 56.4% of our Common Stock. Due to their current ownership of Common Stock, members of the Isely family are able to continue to determine the outcome of virtually all matters submitted to stockholders for approval, including the election of directors, an amendment of our certificate of incorporation (except when a class vote is required by law), any merger or consolidation requiring stockholder approval, and a sale of all or substantially all of the Company’s assets. In addition, members of the Isely family can prevent change-in-control transactions as long as they maintain ownership of their controlling interest in the Company. Other than the limitations on the ability to sell shares contained in the Stockholders Agreement described below, the Isely family is not subject to any contractual obligation to retain their controlling interest in us.

Stockholders Agreement

Mr. Kemper Isely, Mr. Zephyr Isely, Ms. Heather Isely, Ms. Elizabeth Isely, certain trusts or entities controlled by them and certain other Isely family members or trusts, accounts and entities controlled by them or for the benefit of them have entered into a Stockholders Agreement pursuant to which they have agreed to, among other things, certain voting agreements and limitations on the sale of shares of our Common Stock. Most, but not all, of the parties to the Stockholders Agreement are subject to the limitations on voting, while all of the parties to the agreement are subject to the limitations on sale.

Parties subject to the voting provisions of the agreement have agreed that they will vote all of their Common Stock in the election of directors consistent with the recommendations of at least three of Mr. Kemper Isely, Mr. Zephyr Isely, Ms. Heather Isely and Ms. Elizabeth Isely. If two or more of Mr. Kemper Isely, Mr. Zephyr Isely, Ms. Heather Isely and Ms. Elizabeth Isely were to die or if at least three of them are unable to reach an agreement 20 days prior to the relevant meeting, the voting direction will be given by a majority of the independent directors. Isely voting group members have agreed to cast and submit by proxy to us their votes in a manner consistent with these voting provisions at least five days prior to the scheduled date of any annual or special meeting of stockholders. As of January 16, 2024, Isely voting group members owned, directly or indirectly, 12,827,744 shares, or approximately 56.4% of our total outstanding shares of Common Stock.

Parties subject to the limitations on the sale of shares of our Common Stock under the Stockholders Agreement have agreed not to transfer any shares of our Common Stock except pursuant to the permitted transfer provisions of the Stockholders Agreement. As of January 16, 2024, Isely family members subject to such limitations owned, directly or indirectly, 13,320,709 shares, or approximately 58.5% of our total outstanding shares of Common Stock.

The Stockholders Agreement expires on the date upon which 50% or more of our fully‑diluted stock is owned by persons other than the Isely voting group members. The Stockholders Agreement may be amended, modified, supplemented or restated by the written agreement of parties holding 85% of the shares of Common Stock that are held by parties to the Stockholders Agreement.

Disputes that relate to the subject matter of the Stockholders Agreement are subject to arbitration pursuant to the terms of that agreement.

Registration Rights

In connection with our IPO, we entered into a registration rights agreement with certain members of the Isely family pursuant to which we granted them registration rights with respect to 13,859,561 shares of Common Stock owned by them. Under the registration rights agreement, we granted them demand registration rights, shelf registration rights and “piggyback” registration rights, as well as customary indemnification rights. All fees, costs and expenses related to any registration under the agreement will be borne by us, other than stock transfer taxes and underwriting discounts or commissions.

Demand registration rights. The registration rights agreement grants the Isely family demand registration rights. We are required, upon the written request of any two or more of Mr. Kemper Isely, Mr. Zephyr Isely, Ms. Heather Isely and Ms. Elizabeth Isely, to use our commercially reasonable efforts to effect registration of shares requested to be registered by the Isely family as soon as practicable after receipt of the request. However, we are not required to effect any such demand registration within 180 days after the effective date of a previous demand registration, to effect a demand registration on Form S-1 after we have effected three such demand registrations, or to comply with any registration demand unless the anticipated aggregate offering amount equals or exceeds $75.0 million.

Shelf registration rights. The registration rights agreement grants the Isely family shelf registration rights. Under the terms of the registration rights agreement, any two or more of Mr. Kemper Isely, Mr. Zephyr Isely, Ms. Heather Isely and Ms. Elizabeth Isely may demand that we file a shelf registration statement with respect to those shares requested to be registered by the Isely family. Upon such demand, we are required to use our commercially reasonable efforts to effect such registration.

“Piggyback” registration rights. The registration rights agreement grants the Isely family “piggyback” registration rights. If we register any of our securities either for our own account or for the account of other security holders, the holders of these shares are entitled to include their shares in such registration.

Lease Agreements

The Operating Company is a party to real estate leases with members of the Isely family or entities controlled by the Isely family. In February 2012, the Operating Company entered into a lease for one store with an entity ultimately controlled by Mr. Kemper Isely and Mr. Zephyr Isely (the “Land Trust Lease”). As of September 30, 2023, the Operating Company had four store lease agreements with an entity owned by Mr. Kemper Isely, Mr. Zephyr Isely, Ms. Heather Isely and Ms. Elizabeth Isely, along with several other related family members (the “Chalet Leases”). In addition, the Operating Company has one store lease with an entity owned by Mr. Kemper Isely, Mr. Zephyr Isely, Ms. Heather Isely and Ms. Elizabeth Isely, along with several other related family members (the “FTVC Lease”). We believe that the Operating Company’s leases with related parties as described in this paragraph, which our audit committee reviewed and approved in accordance with our policies and procedures for related party transactions, generally reflect the prevailing market lease terms and rental rates at the time the Operating Company entered into them.

The following table presents the amounts paid by us under the lease agreements described above for fiscal 2023.

Fiscal year ended September 30, 2023
Amount paid under the Land Trust Lease	$0.3 million
Amount paid under the Chalet Leases	$1.0 million
Amount paid under the FTVC Lease	$0.1 million

Additional Related Party Transactions

Lucas Isely, the Operating Company’s Vice President of Facilities, is the son of Ms. Elizabeth Isely, an Executive Vice President of the Company. In fiscal 2023, Mr. Lucas Isely earned total compensation of approximately $255,000. In October 2023, he received a restricted stock unit award with an aggregate value of approximately $48,000. Ms. Raquel Isely, the Operating Company’s Vice President of Marketing, is the daughter of Mr. Kemper Isely, a Co-President of the Company, and a party to the Stockholders Agreement. In fiscal 2023, Ms. Raquel Isely earned total compensation of approximately $267,000. In October 2023, she received a restricted stock unit award with an aggregate value of approximately $48,000. Ms. Charity Isely, the Operating Company’s Nutrition Education Writer, is the niece of Messrs. Kemper and Zephyr Isely, Co-Presidents of the Company, and Ms. Heather Isely, an Executive Vice President of the Company, all of whom are parties to the Stockholders Agreement. In fiscal 2023, Ms. Charity Isely earned total compensation of approximately $105,000. In October 2023, she received a restricted stock unit award with an aggregate value of approximately $24,000. Mr. Robert Linnane, the Operating Company’s Director of Store Construction, is the son-in-law of Kemper Isely, a Co-President of the Company, and a party to the Stockholders Agreement. In fiscal 2023, Mr. Linnane earned total compensation of approximately $128,000. In October 2023, he received a restricted stock unit award with an aggregate value of approximately $24,000. The compensation received by each of Mr. Lucas Isely, Ms. Raquel Isely, Ms. Charity Isely and Mr. Linnane is consistent with the total compensation provided to other employees of the same level and with similar responsibilities.

As disclosed above, Mr. Cerkovnik, an independent director of the Company, is a minority shareholder and director of Teakoe, a Colorado-based producer of organic teas. In 2022, the Operating Company entered into a supply agreement with Teakoe to source organic tea products for sale in our stores. The amount we paid Teakoe for products during fiscal 2023 was approximately $60,000. Mr. Cerkovnik had no input in the Operating Company’s selection of Teakoe as a vendor or the terms of its relationship with Teakoe. Mr. Cerkovnik does not have any direct or indirect interest in the transaction other than as a result of being a minority shareholder and director of Teakoe.

Our audit committee reviewed and approved the above-described transactions in accordance with our policies and procedures for related party transactions.

Procedures for Related Party Transactions

Our Board has adopted a written code of ethics for our Company, which is publicly available on our website at investors.naturalgrocers.com. Under our code of ethics, our employees, officers, directors and consultants are discouraged from entering into any transaction that may cause a conflict of interest. In addition, they are required to report any potential conflict of interest, including related party transactions, anonymously to a third-party hotline or to their supervisor, an executive officer member or the Company’s Disclosure and Ethics Committee, or the Company’s General Counsel, who will review and summarize the proposed transaction for review and if applicable, approval, by our audit committee.

Our audit committee is required by its charter to review and approve related party transactions. In fulfillment of that responsibility, our audit committee has adopted Policies and Procedures for Related Party Transactions (the “Policy”). The Policy defines a “Related Party Transaction” to include (with certain exceptions) any transaction, proposed transaction or series of similar transactions in which the Company was or is to be a participant and the amount involved exceeds $120,000 during any fiscal year, and in which any “Related Party” (defined to include any executive officer, director, director nominee, person owning more than 5% of our Common Stock or their immediate family members) has or will have a direct or indirect material interest. The chair of the audit committee and the Company’s General Counsel are required to be notified of any actual or intended Related Party Transaction. The full audit committee is required to review each Related Party Transaction. The audit committee may approve or ratify a Related Party Transaction only if it determines such transaction is in the best interests of the Company and its stockholders.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board

/s/ Heather Isely
Heather Isely Corporate Secretary

January 25, 2024

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023 is available without charge upon written request to: Corporate Secretary, 12612 West Alameda Parkway, Lakewood, Colorado 80228.

ANNEX A

Natural Grocers by Vitamin Cottage, Inc.
2012 Omnibus Incentive Plan
effective as of July 19, 2012

as amended march 6, 2019
and as amended January 25, 2024 (subject to stockholder approval)

SECTION 1.     INTRODUCTION.

Natural Grocers by Vitamin Cottage, Inc. has established an equity incentive compensation plan known as the 2012 Omnibus Incentive Plan, originally adopted effective July 19, 2012. The Plan was amended and restated as of March 6, 2019 to: (i) increase the aggregate number of shares of common stock reserved for issuance thereunder by 600,000 shares, and (ii) extend its term by five years. The Plan as amended and restated herein is adopted by the Company’s Board of Directors on January 25, 2024 for the purposes of: (i) increasing the aggregate number of shares of common stock reserved for issuance by an additional 600,000 shares, and (ii) extending the term of the Plan by an additional seven years. This amended and restated Plan will become effective upon its approval by the Company’s shareholders on March 6, 2024 and shall remain in effect as provided in Section 17(a). If the Company’s shareholders do not approve this Plan, no Awards will be made under this Plan.

The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by offering Key Employees an opportunity to share in such long-term success by acquiring a proprietary interest in the Company.

The Plan seeks to achieve this purpose by providing for discretionary long-term incentive Awards in the form of Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options), Stock Appreciation Rights, Stock Grants, Stock Units, Other Stock-Based Awards and Cash-Based Incentive Awards.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or any related Stock Option Agreement, SAR Agreement, Stock Grant Agreement, Stock Unit Agreement or other Award agreement.

SECTION 2.     DEFINITIONS.

(a)    “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

(b)    “Award” means any award of an Option, SAR, Stock Grant, Stock Unit, Other Award or Cash-Based Incentive Award under the Plan.

(c)    “Board” means the Board of Directors of the Company, as constituted from time to time.

(d)    “Cash-Based Incentive Award” means an award described in Section 12.

(e)    “Cashless Exercise” means, to the extent that a Stock Option Agreement so provides and as permitted by applicable law, a program approved by the Committee in which payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations at the minimum statutory withholding rates, including, but not limited to, U.S. federal and state income taxes, payroll taxes, and foreign taxes, if applicable.

(f)    “Cause” means, except as may otherwise be provided in a Participant’s employment agreement or Award agreement, a conviction of a Participant for a felony crime or the failure of a Participant to contest prosecution for a felony crime, or a Participant’s misconduct, fraud or dishonesty (as such terms are defined by the Committee in its sole discretion), or any unauthorized use or disclosure of confidential information or trade secrets, in each case as determined by the Committee, and the Committee’s determination shall be conclusive and binding.

(g)    “Change In Control” except as may otherwise be provided in a Participant’s employment agreement or Award agreement, means the occurrence of any of the following:

(i)    A change in the composition of the Board over a period of thirty-six consecutive months or less such that two-thirds of the Board membership ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination; or

(ii)    The acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing more than 35% of the total combined voting power of the Company’s then outstanding securities pursuant to a tender or exchange offer made directly to the Company’s voting shareholders which the Board does not recommend such voting shareholders accept.

(h)    “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

(i)    “Committee” means a committee described in Section 3.

(j)    “Common Stock” means the Company’s common stock.

(k)    “Company” means Natural Grocers by Vitamin Cottage, Inc., a Delaware corporation.

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(l)    “Consultant” means an individual who performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate, other than as an Employee or Director or Non-Employee Director.

(m)    “Corporate Transaction” except as may otherwise be provided in a Participant’s employment agreement or Award agreement, means the occurrence of any of the following shareholder approved transactions:

(i)    The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; or

(ii)    The sale, transfer or other disposition of all or substantially all of the Company’s assets.

A transaction shall not constitute a Corporate Transaction if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions.

(n)    “Covered Employees” means those persons who are subject to the limitations of Code Section 162(m).

(o)    “Director” means a member of the Board who is also an Employee.

(p)    “Disability” means that the Key Employee is classified as disabled under a long-term disability policy of the Company or, if no such policy applies, the Key Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

(q)    “Employee” means any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

(r)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)    “Exercise Price” means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value in determining the amount payable upon exercise of such SAR.

(t)    “Fair Market Value” means, on any date, (i) the closing sale price of a Share as reported on an established stock exchange on which such Share is regularly traded on such date or, if there were no sales on such date, on the last date preceding such date on which a sale was reported; or (ii) if Shares are not listed for trading on an established stock exchange, Fair Market Value shall be determined by the Committee in good faith and otherwise in accordance with Section 409A of the Code, and any regulations and other guidance thereunder.

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(u)    “Fiscal Year” means the Company’s fiscal year.

(v)    “Grant” means any grant of an Award under the Plan.

(w)    “Incentive Stock Option” or “ISO” means an incentive stock option described in Code Section 422.

(x)    “Key Employee” means an Employee, Director, Non-Employee Director or Consultant who has been selected by the Committee to receive an Award under the Plan.

(y)    “Non-Employee Director” means a member of the Board who is not an Employee.

(z)    “Nonstatutory Stock Option” or “NSO” means a stock option that is not an ISO.

(aa)    “Option” means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

(bb)     “Optionee” means an individual, estate or other entity that holds an Option.

(cc)    “Other Stock-Based Award” means an Award described in Section 11.

(dd)    “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(ee)    “Participant” means an individual or estate or other entity that holds an Award.

(ff)    “Performance Goals” means one or more objective measurable performance factors as determined by the Committee with respect to each Performance Period based upon one or more factors, including, but not limited to: (i) operating income; (ii) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (iii) earnings; (iv) cash flow; (v) market share; (vi) sales or revenue; (vii) expenses; (viii) cost of goods sold; (ix) profit/loss or profit margin; (x) working capital; (xi) return on equity or assets; (xii) earnings per share; (xiii) economic value added (“EVA”); (xiv) stock price; (xv) price/earnings ratio; (xvi) debt or debt-to-equity; (xvii) accounts receivable; (xviii) writeoffs; (xix) cash; (xx) assets; (xxi) liquidity; (xxii) operations; (xxiii) intellectual property (e.g., patents); (xxiv) product development; (xxv) regulatory activity; (xxvi) manufacturing, production or inventory; (xxvii) mergers and acquisitions or divestitures; and/or (xxviii) financings, each with respect to the Company and/or one or more of its affiliates or operating units. Awards issued to persons who are not Covered Employees may take into account other factors.

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(gg)    “Performance Period” means any period not exceeding 36 months as determined by the Committee, in its sole discretion. The Committee may establish different Performance Periods for different Participants, and the Committee may establish concurrent or overlapping Performance Periods.

(hh)    “Plan” means this 2012 Omnibus Incentive Plan as it may be amended from time to time.

(ii)    “Registration Date” means the first date (i) on which the Company sells its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act or (ii) any class of common equity securities of the Company are required to be registered under Section 12 of the Exchange Act.

(jj)    “SAR Agreement” means the agreement described in Section 8 evidencing each Award of a Stock Appreciation Right.

(kk)    “SEC” means the Securities and Exchange Commission.

(ll)    “Section 16 Persons” means those officers, directors or other persons who are subject to Section 16 of the Exchange Act.

(mm)    “Securities Act” means the Securities Act of 1933, as amended.

(nn)    “Service” means service as an Employee, Director, Non-Employee Director or Consultant. A Participant’s Service does not terminate when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to continuing ISO status, a common-law employee’s Service will be treated as terminating ninety (90) days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Committee determines which leaves count toward Service, and when Service terminates for all purposes under the Plan. Further, unless otherwise determined by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant provides service to the Company, a Parent, Subsidiary or Affiliate, or a transfer between entities (the Company or any Parent, Subsidiary, or Affiliate); provided that there is no interruption or other termination of Service.

(oo)    “Share” means one share of Common Stock.

(pp)    “Stock Appreciation Right” or “SAR” means a stock appreciation right awarded under the Plan.

(qq)    “Stock Grant” means Shares awarded under the Plan.

(rr)    “Stock Grant Agreement” means the agreement described in Section 9 evidencing each Award of a Stock Grant.

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(ss)    “Stock Option Agreement” means the agreement described in Section 6 evidencing each Award of an Option.

(tt)    “Stock Unit” means a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

(uu)    “Stock Unit Agreement” means the agreement described in Section 10 evidencing each Award of a Stock Unit.

(vv)    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(ww)    “10-Percent Shareholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424 (d) of the Code shall be applied.

(xx)    “Transition Period” means the period beginning with the Registration Date and ending as of the earlier of: (i) the date of the first annual meeting of stockholders of the Company at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the Registration Date occurs; or (ii) the expiration of the “reliance period” under Treasury Regulation Section 1.162-27(f)(2).

SECTION 3.     ADMINISTRATION.

(a)    Committee Composition. The Board or a Committee appointed by the Board shall administer the Plan. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

Following the appointment or election of a sufficient number of independent directors to the Board, to the extent desired by the Board, the Committee shall have membership composition which enables (i) Awards to Section 16 Persons to qualify as exempt from liability under Section 16(b) of the Exchange Act and (ii) Awards to Covered Employees to qualify as performance-based compensation as provided under Code Section 162(m).

The Board may also appoint one or more separate committees of the Board, each composed of two or more directors of the Company who need not be independent under Rule 16b-3 or Code Section 162(m), that may administer the Plan with respect to Key Employees who are not Section 16 Persons or Covered Employees, respectively, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

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Notwithstanding the foregoing, the Board shall constitute the Committee and shall administer the Plan with respect to Non-Employee Directors, shall grant Awards under the Plan to such Non-Employee Directors, and shall determine all terms of such Awards.

(b)    Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and sole discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

(i)    selecting Key Employees who are to receive Awards under the Plan;

(ii)    determining the type, number, vesting requirements and other features and conditions of such Awards and amending such Awards;

(iii)    correcting any defect, supplying any omission, or reconciling any inconsistency in the Plan or any Award agreement;

(iv)    accelerating the vesting, or extending the post-termination exercise term, of Awards at any time and under such terms and conditions as it deems appropriate;

(v)    interpreting the Plan;

(vi)    making all other decisions relating to the operation of the Plan; and

(vii)    adopting such plans or subplans as may be deemed necessary or appropriate to provide for the participation by Key Employees of the Company and its Subsidiaries and Affiliates who reside outside the U.S., which plans and/or subplans shall be attached hereto as Appendices.

The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.

(c)    Indemnification. To the maximum extent permitted by applicable law, each member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Stock Option Agreement, SAR Agreement, Stock Grant Agreement or Stock Unit Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

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SECTION 4.     GENERAL.

(a)    General Eligibility. Only Employees, Directors, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee, in its sole discretion.

(b)    Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(5) of the Code are satisfied.

(c)    Restrictions on Shares. Any Shares issued pursuant to an Award shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine, in its sole discretion. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law. In no event shall the Company be required to issue fractional Shares under this Plan.

(d)    Beneficiaries. Unless stated otherwise in an Award agreement, a Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death any vested Award(s) shall be transferred or distributed to the Participant’s estate.

(e)    Performance Conditions. The Committee may, in its discretion, include performance conditions in an Award. If performance conditions are included in Awards to Covered Employees, then such Awards may be subject to the achievement of Performance Goals established by the Committee. Such Performance Goals shall be established and administered pursuant to the requirements of Code Section 162(m). Before any Shares underlying an Award or any Award payments subject to Performance Goals are released to a Covered Employee with respect to a Performance Period, the Committee shall certify in writing that the Performance Goals for such Performance Period have been satisfied. Awards with performance conditions that are granted to Key Employees who are not Covered Employees need not comply with the requirements of Code Section 162(m).

(f)    No Rights as a Shareholder. A Participant, or a transferee of a Participant, shall have no rights as a shareholder with respect to any Common Stock covered by an Award until such person has satisfied all of the terms and conditions to receive such Common Stock, has satisfied any applicable withholding or tax obligations relating to the Award and the Shares have been issued (as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company).

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(g)    Termination of Service. Unless the applicable Award agreement or, with respect to Participants who reside in the U.S., the applicable employment agreement provides otherwise, the following rules shall govern the vesting, exercisability and term of outstanding Awards held by a Participant in the event of termination of such Participant’s Service (in all cases subject to the term of the Option or SAR as applicable): (1) upon termination of Service for any reason, all unvested portions of any outstanding Awards shall be immediately forfeited without consideration and the vested portions of any outstanding Stock Units shall be settled upon termination; (ii) if the Service of a Participant is terminated for Cause, then all unexercised Options and SARs, unvested portions of Stock Units and unvested portions of Stock Grants shall terminate and be forfeited immediately without consideration; (iii) if the Service of Participant is terminated for any reason other than for Cause, death, or Disability, then the vested portion of his/her then-outstanding Options/SARs may be exercised by such Participant or his or her personal representative within three months after the date of such termination; or (iv) if the Service of a Participant is terminated due to death or Disability, the vested portion of his/her then-outstanding Options/SARs may be exercised within eighteen months after the date of termination of Service.

SECTION 5.     SHARES SUBJECT TO PLAN AND SHARE LIMITS.

(a)    Basic Limitation. The stock issuable under the Plan shall be authorized but unissued Shares. The aggregate number of Shares reserved for Awards under the Plan shall not exceed 2,290,151 Shares, subject to adjustment pursuant to Section 13.

(b)    Additional Shares. If any portion or all of an Award is forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the Shares underlying such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. The number of Shares available for the purpose of Awards under the Plan shall be reduced by (i) the total number of Stock Options, Stock Appreciation Rights or Other Stock-Based Awards (subject to exercise) that have been exercised, regardless of whether any of the Shares underlying such Awards are not actually issued to the Participant as the result of a net settlement, and (ii) any Shares used to pay any exercise price or tax withholding obligation with respect to any Award. In addition, the Company may not use the cash proceeds it receives from Stock Option exercises to repurchase Shares on the open market for reuse under the Plan. Notwithstanding anything to the contrary herein, Awards that may be settled solely in cash shall not be deemed to use any Shares which may be issued under the Plan.

(c)    Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not be applied against the number of Shares available for Awards.

(d)    Share Limits. Subject to adjustment in accordance with this Plan, in any calendar year following the Transition Period, no Participant shall be granted Awards in respect of more than 125,000 Shares (whether through grants of Options or other Awards of Common Stock or rights with respect thereto) or cash-based Awards for more than $2,000,000. Notwithstanding the foregoing, following the Transition Period the Committee may grant Awards to a Participant in excess of the preceding Award limits if the Committee expressly determines that a particular Award shall not be designed to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code.

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SECTION 6.     TERMS AND CONDITIONS OF OPTIONS.

(a)    Stock Option Agreement. Each Grant of an Option under the Plan shall be evidenced and governed exclusively by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement (including without limitation any performance conditions). The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

(b)    Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall be subject to adjustment of such number in accordance with Section 13.

(c)    Exercise Price. An Option’s Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. The Exercise Price of an Option shall not be less than 100% of the Fair Market Value (110% for ISO grants to 10-Percent Shareholders) on the date of Grant.

(d)    Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an Option shall in no event exceed ten years from the date of Grant. Unless the applicable Stock Option Agreement provides otherwise, each Option shall vest and become exercisable with respect to 20% of the Shares subject to the Option upon completion of one year of Service measured from the vesting commencement date, the balance of the Shares subject to the Option shall vest and become exercisable in forty-eight equal installments upon completion of each month of Service thereafter, and the term of the Option shall expire ten years from the date of Grant. A Stock Option Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events. Notwithstanding any other provision of the Plan, no Option can be exercised after the expiration date provided in the applicable Stock Option Agreement and no Option may provide that, upon exercise of the Option, a new Option will automatically be granted.

(e)    Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares, at the same or a different Exercise Price, and with the same or different vesting provisions.

(f)    Assignment or Transfer of Options. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only by the Optionee or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

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SECTION 7.     PAYMENT FOR OPTION SHARES.

The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased, except as follows and if so provided for in an applicable Stock Option Agreement:

(i)    Surrender of Stock. Payment for all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee; provided that the Committee may, in its sole discretion, require that Shares tendered for payment be previously held by the Optionee for a minimum duration. Such Shares shall be valued at their Fair Market Value.

(ii)    Cashless Exercise. Payment for all or any part of the Exercise Price may be made through Cashless Exercise.

(iii)    Other Forms of Payment. Payment for all or any part of the Exercise Price may be made in any other form that is consistent with applicable laws, regulations and rules and approved by the Committee.

In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7. In the case of an NSO granted under the Plan, the Committee may, in its discretion at any time, accept payment in any form(s) described in this Section 7.

SECTION 8.     TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

(a)    SAR Agreement. Each Grant of a SAR under the Plan shall be evidenced and governed exclusively by a SAR Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a SAR Agreement (including without limitation any performance conditions). A SAR Agreement may provide for a maximum limit on the amount of any payout notwithstanding the Fair Market Value on the date of exercise of the SAR. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Participant’s compensation.

(b)    Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall be subject to adjustment of such number in accordance with Section 13.

(c)    Exercise Price. Each SAR Agreement shall specify the Exercise Price which shall be established by the Committee. The Exercise Price of SAR shall not be less than 100% of the Fair Market Value on the date of Grant.

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(d)    Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR which shall not exceed ten years from the date of Grant. Unless the applicable SAR Agreement provides otherwise, each SAR shall vest and become exercisable with respect to 20% of the Shares subject to the SAR upon completion of one year of Service measured from the vesting commencement date, the balance of the Shares subject to the SAR shall vest and become exercisable in forty-eight equal installments upon completion of each month of Service thereafter, and the term of the SAR shall be ten years from the date of Grant. A SAR Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events. SARs may be awarded in combination with Options or Stock Grants, and such an Award shall provide that the SARs will not be exercisable unless the related Options or Stock Grants are forfeited. A SAR may be included in an ISO only at the time of Grant but may be included in an NSO at the time of Grant or at any subsequent time, but not later than six months before the expiration of such NSO. No SAR may provide that, upon exercise of the SAR, a new SAR will automatically be granted.

(e)    Exercise of SARs. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR) shall receive from the Company (i) Shares, (ii) cash or (iii) any combination of Shares and cash, as the Committee shall determine at the time of Grant of the SAR, in its sole discretion. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of exercise) of the Shares subject to the SARs exceeds the Exercise Price of the Shares.

(f)    Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding stock appreciation rights or may accept the cancellation of outstanding stock appreciation rights (including stock appreciation rights granted by another issuer) in return for the grant of new SARs for the same or a different number of Shares, at the same or a different Exercise Price, and with the same or different vesting provisions.

(g)    Assignment or Transfer of SARs. Except as otherwise provided in the applicable SAR Agreement and then only to the extent permitted by applicable law, no SAR shall be transferable by the Participant other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable SAR Agreement, a SAR may be exercised during the lifetime of the Participant only by the Participant or by the guardian or legal representative of the Participant. No SAR or interest therein may be assigned, pledged or hypothecated by the Participant during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

SECTION 9.     TERMS AND CONDITIONS FOR STOCK GRANTS.

(a)    Amount and Form of Awards. Awards under this Section 9 may be granted in the form of a Stock Grant. Each Stock Grant Agreement shall specify the number of Shares to which the Stock Grant pertains and shall be subject to adjustment of such number in accordance with Section 13. A Stock Grant may also be awarded in combination with NSOs, and such an Award may provide that the Stock Grant will be forfeited in the event that the related NSOs are exercised.

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(b)    Stock Grant Agreement. Each Stock Grant awarded under the Plan shall be evidenced and governed exclusively by a Stock Grant Agreement between the Participant and the Company. Each Stock Grant shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the applicable Stock Grant Agreement (including without limitation any performance conditions). The provisions of the various Stock Grant Agreements entered into under the Plan need not be identical.

(c)    Payment for Stock Grants. Stock Grants may be issued with or without cash consideration or any other form of legally permissible consideration approved by the Committee.

(d)    Vesting Conditions. Each Stock Grant may or may not be subject to vesting. Any such vesting provision may provide that Shares shall vest based on Service over time or shall vest, in full or in installments, upon satisfaction of performance conditions specified in the Stock Grant Agreement which may include Performance Goals pursuant to Section 4(e). Unless the applicable Stock Grant Agreement provides otherwise, each Stock Grant shall vest with respect to 20% of the Shares subject to the Stock Grant upon completion of each year of Service on each of the first through fifth annual anniversaries of the vesting commencement date. A Stock Grant Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events.

(e)    Assignment or Transfer of Stock Grants. Except as provided in the applicable Stock Grant Agreement, and then only to the extent permitted by applicable law, a Stock Grant awarded under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 9(e) shall be void. However, this Section 9(e) shall not preclude a Participant from designating a beneficiary who will receive any vested outstanding Stock Grant Awards in the event of the Participant’s death, nor shall it preclude a transfer of vested Stock Grant Awards by will or by the laws of descent and distribution.

(f)    Voting and Dividend Rights. The holder of a Stock Grant awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other shareholders. A Stock Grant Agreement, however, may require that the holder of such Stock Grant invest any cash dividends received in additional Shares subject to the Stock Grant. Such additional Shares subject to the Stock Grant shall be subject to the same conditions and restrictions as the Stock Grant with respect to which the dividends were paid. Such additional Shares subject to the Stock Grant shall not reduce the number of Shares available for issuance under Section 5.

(g)    Modification or Assumption of Stock Grants. Within the limitations of the Plan, the Committee may modify or assume outstanding stock grants or may accept the cancellation of outstanding stock grants (including stock granted by another issuer) in return for the grant of new Stock Grants for the same or a different number of Shares and with the same or different vesting provisions. Notwithstanding the preceding sentence or anything to the contrary herein, no modification of a Stock Grant shall, without the consent of the Participant, impair his or her rights or obligations under such Stock Grant.

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SECTION 10.     TERMS AND CONDITIONS OF STOCK UNITS.

(a)    Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced and governed exclusively by a Stock Unit Agreement between the Participant and the Company. Such Stock Units shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the applicable Stock Unit Agreement (including without limitation any performance conditions). The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the Participant’s other compensation.

(b)    Number of Shares. Each Stock Unit Agreement shall specify the number of Shares to which the Stock Unit Grant pertains and shall be subject to adjustment of such number in accordance with Section 13.

(c)    Payment for Stock Units. Stock Units shall be issued without consideration.

(d)    Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Any such vesting provision may provide that Shares shall vest based on Service over time or shall vest, in full or in installments, upon satisfaction of performance conditions specified in the Stock Unit Agreement which may include Performance Goals pursuant to Section 4(e). Unless the applicable Stock Unit Agreement provides otherwise, each Stock Unit shall vest with respect to 20% of the Shares subject to the Stock Unit upon completion of each year of Service on each of the first through fifth annual anniversaries of the vesting commencement date. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events.

(e)    Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

(f)    Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee at the time of the grant of the Stock Units, in its sole discretion. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when the vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with applicable law, to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 13.

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(g)    Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

(h)    Modification or Assumption of Stock Units. Within the limitations of the Plan, the Committee may modify or assume outstanding stock units or may accept the cancellation of outstanding stock units (including stock units granted by another issuer) in return for the grant of new Stock Units for the same or a different number of Shares and with the same or different vesting provisions. Notwithstanding the preceding sentence or anything to the contrary herein, no modification of a Stock Unit shall, without the consent of the Participant, impair his or her rights or obligations under such Stock Unit.

(i)    Assignment or Transfer of Stock Units. Except as provided in the applicable Stock Unit Agreement, and then only to the extent permitted by applicable law, Stock Units shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 10(i) shall be void. However, this Section 10(i) shall not preclude a Participant from designating a beneficiary who will receive any outstanding vested Stock Units in the event of the Participant’s death, nor shall it preclude a transfer of vested Stock Units by will or by the laws of descent and distribution.

SECTION 11.     OTHER STOCK-BASED AWARDS.

(a)    Grant of Other Stock-Based Awards. Other stock-based awards, consisting of substitute awards, stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of Shares, or Awards valued in whole or in part by reference to, or otherwise based on, Shares, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of Shares to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

(b)    Terms of Other Stock-Based Awards. In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Section 11 shall be subject to the following:

(i)    Any Shares subject to Awards made under this Section 11 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

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(ii)    The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a termination of Service prior to the exercise, payment or other settlement of such Award, with such provisions taking account of the specific nature and purpose of the Award.

SECTION 12.     CASH-BASED INCENTIVE AWARDS.

(a)    Eligibility. Executive officers of the Company as determined from time to time by the Committee will be eligible to receive cash-based incentive awards under this Section 12. Following the Transition Period, such executive officers shall include be executive officers who are determined from time to time by the Committee to be Covered Employees.

(b)    Awards.

(i)    Performance Targets. The Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals. Following the Transition Period, such performance targets shall be established by the Committee on a timely basis to ensure that the targets are considered “preestablished” for purposes of Section 162(m) of the Code.

(ii)    Amounts of Awards. In conjunction with the establishment of performance targets for a fiscal year or such other performance period established by the Committee, the Committee shall adopt an objective formula (on the basis of percentages of Participants’ salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participants if and to the extent that the performance targets are attained. Following the Transition Period, such formula shall comply with the requirements applicable to performance-based compensation plans under Section 162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.

(iii)    Payment of Awards. Awards will be payable to Participants in cash each year upon prior written certification by the Committee of attainment of the specified performance targets for the preceding fiscal year or other applicable performance period.

(iv)    Negative Discretion. Notwithstanding the attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the Award that would be otherwise paid.

(v)    Guidelines. The Committee may adopt from time to time written policies for its implementation of this Section 12. Such guidelines shall reflect the intention of the Company that following the Transition Period all payments hereunder qualify as performance-based compensation under Section 162(m) of the Code.

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(vi)    Non-Exclusive Arrangement. The adoption and operation of this Section 12 shall not preclude the Board or the Committee from approving other cash-based incentive compensation arrangements for the benefit of individuals who are Participants hereunder as the Board or Committee, as the case may be, deems appropriate and in the best interests of the Company.

SECTION 13.     PROTECTION AGAINST DILUTION.

(a)    Adjustments. In the event of a stock split, reverse stock split, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off, separation, partial or complete liquidation or a similar occurrence, the Committee shall make appropriate adjustments to the following:

(i)    the number of Shares and the kind of shares or securities available for future Awards under Section 5;

(ii)    the limits on Awards specified in Section 5;

(iii)    the number of Shares and the kind of shares or securities covered by each outstanding Award; or

(iv)    the Exercise Price under each outstanding SAR or Option.

(b)    Participant Rights. Except as provided in this Section 13, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. If by reason of an adjustment pursuant to this Section 13 a Participant’s Award covers additional or different shares of stock or securities, then such additional or different shares and the Award in respect thereof shall be subject to all of the terms, conditions and restrictions which were applicable to the Award and the Shares subject to the Award prior to such adjustment.

(c)    Fractional Shares. Any adjustment of Shares pursuant to this Section 13 shall be rounded down to the nearest whole number of Shares. Under no circumstances shall the Company be required to authorize or issue fractional shares and no consideration shall be provided as a result of any fractional shares not being issued or authorized.

SECTION 14.     EFFECT OF A CORPORATE TRANSACTION.

(a)    Corporate Transaction. In the event that the Company is a party to a Corporate Transaction, outstanding Awards shall be subject to the applicable agreement of merger, reorganization, or sale of assets. Such agreement may provide, without limitation, for the assumption or substitution of outstanding Options, SARs, or Stock Units by the surviving corporation or its parent, for the assumption of outstanding Stock Grant Agreements by the surviving corporation or its parent, for the replacement of outstanding Options, SARs, and Stock Units with a cash incentive program of the surviving corporation which preserves the spread existing on the unvested portions of such outstanding Awards at the time of the transaction and provides for subsequent payout in accordance with the same vesting provisions applicable to those Awards, for accelerated vesting of outstanding Awards, or for the cancellation of outstanding Options, SARs, and Stock Units, with or without consideration, in all cases without the consent of the Participant.

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(b)    Acceleration. The Committee may determine, at the time of grant of an Award or thereafter, that such Award shall become fully vested as to all Shares subject to such Award in the event that a Corporate Transaction or a Change in Control occurs. Unless otherwise provided in the applicable Award agreement, in the event that a Corporate Transaction occurs and any outstanding Options, SARs or Stock Units are not assumed, substituted, or replaced with a cash incentive program pursuant to Section 14(a) or any outstanding Stock Grant Agreements are not assumed pursuant to Section 14(a), then such Awards shall fully vest and be fully exercisable immediately prior to such Corporate Transaction. Immediately following the consummation of a Corporate Transaction, all outstanding Options, SARs and Stock Units shall terminate and cease to be outstanding, except to the extent that they are assumed by the surviving corporation or its parent.

(c)    Dissolution. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

SECTION 15.     LIMITATIONS ON RIGHTS.

(a)    No Entitlements. A Participant’s rights, if any, in respect of or in connection with any Award is derived solely from the discretionary decision of the Company to permit the individual to participate in the Plan and to benefit from a discretionary Award. By accepting an Award under the Plan, a Participant expressly acknowledges that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards. Any Award granted hereunder is not intended to be compensation of a continuing or recurring nature, or part of a Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any), and such terminated person shall be deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan or any outstanding Award that is forfeited and/or is terminated by its terms or to any future Award.

(b)    Shareholders’ Rights. A Participant shall have no dividend rights, voting rights or other rights as a shareholder with respect to any Shares covered by his or her Award prior to the issuance of such Shares (as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company). No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such Shares are issued, except as expressly provided in Section 13.

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(c)    Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares or other securities under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares or other securities pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares or other securities, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

SECTION 16.     WITHHOLDING TAXES.

(a)    General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b)    Share Withholding. If a public market for the Company’s Shares exists, the Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering or attesting to all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued based on the value of the actual trade or, if there is none, the Fair Market Value as of the previous day. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the SEC. The Committee may, in its discretion, also permit a Participant to satisfy withholding or income tax obligations related to an Award through Cashless Exercise or through a sale of Shares underlying the Award.

SECTION 17.     DURATION AND AMENDMENTS.

(a)    Term of the Plan. The Plan as originally approved by the Company’s shareholders was effective until July 19, 2022 (10 years after its initial adoption). Pursuant to the amendments approved by the Company’s shareholders on January 11, 2019, the Plan was effective until July 19, 2027 (15 years after its initial adoption). The Plan as hereby amended and restated shall remain in effect, subject to the right of the Board to amend or terminate the Plan pursuant to Section 17(b), until the earlier of (i) July 19, 2034 (22 years after its initial adoption), or (ii) when all Shares subject to the Plan have been purchased or acquired according to the Plan’s provisions. Any previously granted Awards under this Plan which remain outstanding as of the date of expiration or other termination of the Plan shall not be affected by such expiration or other termination and shall continue in effect in accordance with their respective terms. .

(b)    Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason. The termination of the Plan, or any amendment thereof, shall not impair the rights or obligations of any Participant under any Award previously granted under the Plan without the Participant’s consent. No Awards shall be granted under the Plan after the Plan’s termination. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent such approval is otherwise required by applicable laws, regulations or rules.

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(c)    No Repricing Without Shareholder Approval. Notwithstanding any provision herein to the contrary, the repricing of Options or Stock Appreciation Rights is prohibited without prior approval of the Company’s shareholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or Stock Appreciation Right to lower its Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or Stock Appreciation Right at a time when its Exercise Price is greater than the Fair Market Value of the underlying Common Stock in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 13 above. Such cancellation and exchange as described in clause (iii) of the preceding sentence would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

(d)    Recovery of Compensation in Connection with Financial Restatement. Notwithstanding any other provision of this Plan or any applicable Award Agreement to the contrary, if the Board determines that the Company is required to restate its financial statements due to material noncompliance with any financial reporting requirement under the law, whether such noncompliance is the result of misconduct or other circumstances, a Participant shall be required to reimburse the Company for any amounts earned or payable with respect to an Award to the extent required by and otherwise in accordance with applicable law and any Company policies. Without limiting the foregoing, all Awards granted or other compensation paid by the Company under the Plan will be subject to any compensation recapture policies required by applicable law (including the Sarbanes-Oxley Act of 2002) or that are established by the Board or the Committee from time to time, in their respective sole discretion, including any clawback policy adopted or implemented by the Board or Committee in respect of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and such regulations as are promulgated thereunder from time to time to the extent required therein and the implementing regulations.

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SECTION 18.     EXECUTION.

To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this Plan on behalf of the Company.

This amended 2012 Omnibus Incentive Plan has been adopted by the Board of Directors of the Company as of January 25, 2024, subject to the approval of the Company’s shareholders effective __________, 2024 .

NATURAL GROCERS BY VITAMIN COTTAGE, INC. By: /s/ Kemper Isely Name: Kemper Isely Title: Co-President

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